                                                                    EXHIBIT 10.1

                        Purchase and Sale Agreement and
                        ===============================
                           Joint Escrow Instructions
                           =========================


          THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS ("Agreement") is made and entered into as of July 13, 2000, by and among KAISER
  ---------
VENTURES INC., a Delaware corporation and KAISER STEEL LAND DEVELOPMENT INC., a Delaware corporation, (KAISER VENTURES INC. and KAISER STEEL LAND DEVELOPMENT INC. are hereafter collectively referred to as "Seller"), and CCG ONTARIO, LLC,
                                                ------
a Delaware limited liability company or its designee approved as set forth in
Section 15.8 hereof ("Buyer").
                      -----

                                   Recitals

          A. WHEREAS, Seller is the owner of certain real property commonly known as the KVI properties located in the County of San Bernardino, State of California, consisting of approximately 588.39 gross acres and more particularly described in Exhibit A attached hereto and shown on the map attached hereto as
             ---------
Exhibit A-1 (the "Land," and collectively with the Improvements (defined below),
-----------       ----
the "Real Property") and which is more fully described in Section 1.45 below,
     -------------
and certain tangible and intangible personal property located on, or associated with the use and operation of, the Real Property. Notwithstanding any other provision in this Agreement, the Land and the Real Property do not include the real property currently owned by Kaiser Ventures Inc. and commonly referred to as the Rancho Cucamonga Property, the Tar Pits Property and the Household Waste Property; and

          B. WHEREAS, the Real Property and adjoining property were used as a fully integrated steel mill, which included such items as coke ovens, blast furnaces, byproducts facilities, power generation facilities, scrap yards, slag dumps, soaking and waste facilities, a landfill, waste water and sewer treatment facilities, fabrication facilities and other uses ancillary to a steel and fabrication mill (collectively "Steel Mill Operations") and was occupied by a
                                ---------------------
number of tenants and others subsequent to active Steel Mill Operations; and

          C. WHEREAS, in consideration for Buyer's agreement to (i) assume certain contractual indemnification and other obligations of Seller which are specifically agreed to by Buyer; (ii) remediate existing Hazardous Substances contamination at, under, above, adjacent to and/or emanating to or from the Real Property and/or the Tar Pits Property; (iii) assume any third party liability associated with the Real Property and/or the Tar Pits Property, except as expressly excluded; and (iv) other good and valuable consideration, Seller desires to sell the Real Property and Other Assets (defined in Section 1.37 below) to Buyer on the terms and conditions set forth herein.

          D. WHEREAS, Buyer desires to purchase the Real Property and Other Assets from Seller and to undertake an obligation to (i) assume certain contractual indemnification and other obligations of Seller which are specifically agreed to by Buyer; (ii) remediate existing Hazardous Substances contamination at, under, above, adjacent to and/or emanating to or from the Real Property and/or, subject to the provisions of Section 10.7 hereof, the Tar Pits Property;

and (iii) assume any third party liability associated with the Real Property and/or the Tar Pits Property, except as expressly excluded, on the terms and conditions set forth herein.

          E. WHEREAS, Buyer is aware that Seller has entered into a Purchase and Sale Agreement and Joint Escrow Instructions with Ontario Ventures I, LLC, a Delaware limited liability company, dated October 19, 1999, as amended (the "OVI Agreement") and that consummation of the Closing is contingent upon termination of the OVI Agreement.

          NOW, THEREFORE, Buyer and Seller (each herein sometimes called a "Party" and jointly the "Parties") hereby agree as follows:
 -----                   -------

                                   Agreement

     1. Definitions. In addition to the terms defined in the foregoing Recitals
        -----------
and capitalized terms hereinafter defined in this Agreement, for purposes of this Agreement the terms set forth below shall have the following meanings:

          1.1  "Adjacent Property" means, collectively, the California Speedway
                -----------------
Property, the MRF Property, the Household Waste Property, Tar Pits Property, the Budway Property, the Rancho Cucamonga Property, the D.T. Sari Property and the Maas-Hansen Property, all as more particularly described in Exhibit B attached
                                                            ---------
hereto, which properties are deemed for purposes of this Agreement only to be located adjacent to the Real Property.

          1.2  "Agencies" means, collectively, DTSC, RWQCB, the CIWMB and any
                --------
other federal, state or local governmental or regulatory agency, body, board, commission or other political entity with environmental jurisdiction over the Property or the Tar Pits Property. Any one of these political entities may sometimes be referred to as an "Agency".
                                ------

          1.3  "Approved Title Conditions" shall have the meaning set forth in
                -------------------------
Section 4.1 hereof.

          1.4  "Bill of Sale" means a bill of sale in the form of Exhibit C
                ------------                                     ---------
attached hereto duly conveying all of the Other Assets to Buyer.

          1.5  "Buyer Consent Order" means the DTSC Consent Order with Buyer, or
                -------------------
Buyer's designee pursuant to Section 15.8 below, in the form of Exhibit X
                                                                ---------
attached hereto.

          1.6  "Case" means any case or cases opened by DTSC, RWQCB or CIWMB
                ----
with respect to Hazardous Substances contamination at the Real Property, including, without limitation, the cases listed on Exhibit D hereto.
                                                   ---------

          1.7  "Cash Equivalent" means a wire transfer of funds or other good
                ---------------
and immediately available funds.

          1.8  "CDC" means Catellus Development Corporation, a Delaware
                ---
corporation.

          1.9  "CDC Guaranty" means that certain guaranty dated as of the date
                ------------
of the Close of Escrow by CDC in favor of Seller, as described in Section 10.10.

          1.10 "CIWMB" means the California Integrated Waste Management Board.
                -----

          1.11 "Close of Escrow" means the date on which the Deed is recorded in
                ---------------
the Official Records.

          1.12 "Closing Date" means July 27, 2000, unless the Closing Date is
                ------------
extended pursuant to the provisions of this Agreement. The date scheduled for the Close of Escrow is the "Closing Date" and the actual date of closing is the
                            ------------
"Close of Escrow."
 ---------------

          1.13 "Contingency Date" means July 21, 2000, unless extended
                ----------------
pursuant to Section 3.1.1 or 3.2 below.

          1.14 "Corrective Action" means a Corrective Action as defined in
                -----------------
Section 10.3.3.1 hereof.

          1.15 "Deed" means a grant deed in the form of Exhibit F attached
                ----                                   ---------
hereto, duly conveying fee title to the Real Property from Seller to Buyer.

          1.16 "Deposit" means the sum of One Hundred Thousand Dollars
                -------
($100,000), and if posted, the Additional Deposit and the Final Deposit. The terms "Additional Deposit" and "Final Deposit" are defined in Section 3.1.1 hereof.

          1.17 "DTSC" means the California Environmental Protection Agency
                ----
Department of Toxic Substances Control and any divisions or officers thereof and all successors thereto.

          1.18 "Environmental Law" means the Comprehensive Environmental
                -----------------
Response, Compensation, and Liability Act of 1980, 42 U.S.C. Sections 9601, et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sections 6901 et seq., the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. 1801 et seq., the Federal Water Pollution Prevention and Control Act, 33 U.S.C. Sections 1251 et seq., the Oil Pollution Act of 1990, Pub. L. 101-380, August 18, 1990, the Safe Drinking Water and Toxic Enforcement Act of 1986 (Cal. Health & Safety Code Sections 25249.5-25249.13), the Carpenter-Presley-Tanner Hazardous Substances Account Act (Cal. Health & Safety Code Sections 25300 et seq.), the California Hazardous Waste Control Act (Cal. Health & Safety Code Sections 25100 et seq.) and the California Water Code Sections 13000 et seq., as said Laws have been or may hereafter be supplemented or amended from time to time, the regulations now or hereafter promulgated pursuant to said Laws and any other federal, state, county or local law, statute, rule, regulation or ordinance currently in effect or subsequently enacted, promulgated or adopted which regulates or proscribes the use, generation, handling, storage, disposal, presence, cleanup, transportation or release or threatened release into the environment of any Hazardous Substances or pertains to health, industrial hygiene and/or the environment.

          1.19 "Escrow" means an escrow to be opened with Escrow Holder.
                ------

          1.20 "Escrow Holder" shall be and mean Chicago Title Company, 560
                -------------
East Hospitality Lane, San Bernardino, California 92408.

          1.21 "Excluded Liabilities" is defined in Section 10.3.2.
                --------------------

          1.22 "Execution Date" means the date on which the last of Buyer and
                --------------
Seller provides notice to the other Party that (i) this Agreement has been duly executed, and (ii) all internal approvals to such execution have been obtained; provided, however, that if the Execution Date does not occur on or before July 14, 2000, then the Agreement shall be deemed to be null and void.

          1.23 "Hazardous Substances" means (i) any element, compound, mixture,
                --------------------
solution, chemical, material or substance at any time defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous waste," "acutely hazardous waste," "radioactive waste," "biohazardous waste," "pollutant," "toxic pollutant," "contaminant," "restricted hazardous waste," "infectious waste," "toxic substances," or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental
Laws); (ii) any oil, petroleum, petroleum fraction, petroleum additive or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iv) any flammable substances or explosives; (v) any radioactive materials; (vi) any asbestos-containing materials; (vii) urea formaldehyde foam insulation; (viii) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls;
(ix) pesticides; (x) lead-based paint; and (xi) any other chemical, material or substance, exposure to which is now or in the future prohibited, limited or regulated by any governmental authority or which may or could pose a hazard to the health and safety of the owners, occupants or any persons in the vicinity of the Property or to the indoor or outdoor environment.

          1.24 "Heckett" is defined in Section 5.2.4.
                -------

          1.25 "Heckett Agreement" is defined in Section 5.2.4.
                -----------------

          1.26 "Improvements" means any and all buildings, structures, systems,
                ------------
facilities, fixtures, fences and parking areas located on the Land as of the Execution Date, including, without limitation, the sewage treatment facility located on the Land, but not including the mobile office and other fixtures, including the scale, owned by Heckett, the trailer owned by Johnson Bail Bonds, the trailer which currently serves as Seller's field office and two trailers currently located on the Real Property which are owned by a former tenant of Seller, all of which will be removed from the Real Property prior to the Close of Escrow (except for the trailer owned by Johnson Bail Bonds, which Seller will cause to be removed on or before September 15, 2000, which obligation of Seller will survive the Close of Escrow).

          1.27 "Inspections" shall have the meaning set forth in Section 4.2
                -----------
hereof.

          1.28 "Insurance Policies" means, collectively, the Remediation Stop
                ------------------
Loss Insurance Policy, the Operations, Maintenance and Monitoring Insurance Policy and the Real

Estate Environmental Liability Insurance Policy, as described in Section 10.5 hereof, together with such other environmental insurance policies as may be agreed upon by the parties pursuant to Section 4.7.

          1.29 "IT Contract" is defined in Section 10.4.
                -----------

          1.30 "ITG" means The IT Group, Inc.
                ---

          1.31 "Kaiser Consent Order" means the California Department of Health
                --------------------
Services (now known as the California Environmental Protection Agency Department of Toxic Substances Control) Consent Order with Kaiser Steel Resources, Inc. (now known as Kaiser Ventures, Inc.) dated as of August 22, 1988, as amended by an Amendment to Consent Order dated November 13, 1997, and an Amendment to Consent Order dated January 11, 1999.

          1.32 "Laws" means all federal, state and local laws, ordinances,
                ----
rules, regulations and orders, including, without limitation, all Environmental Laws.

          1.33 "Material Agreements" shall mean the agreements to be described
                -------------------
in Exhibit H to be attached hereto.

          1.34 "No Further Action Letter" or "NFA" means a letter (or its
                ---------------------------------
substantial equivalent, including, without limitation, a certificate of completion) to be issued by the DTSC or another Agency with respect to the Real Property and the Tar Pits Property, or a portion thereof, stating that no regulatory action or no further regulatory action need be taken by any party to meet the clean-up requirements established by the DTSC, other responsible Agency or applicable Laws for a particular portion of the Real Property or the Tar Pits Property, subject to certain terms and conditions within such letter (such as continuing operations and maintenance obligations) which terms and conditions are consistent with the types of terms and conditions which are customarily contained in such a letter.

          1.35 "Official Records" means the Official Records of San Bernardino
                ----------------
County, California.

          1.36 "Operations, Maintenance and Monitoring Insurance Policy" is
                -------------------------------------------------------
defined in Section 10.5.

          1.37 "Other Assets" means all tangible and intangible assets located
                ------------
on the Real Property at the Close of Escrow or used in the operation of the Real Property, including but not limited to, (a) two diesel locomotives, together with any and all equipment used to maintain said locomotives; (b) any and all switching equipment used in the operation of the diesel locomotive switching and stacking operations which Seller contracts with Western Railroad; (c) copies of any reports relating to the Real Property which are in the possession or reasonable control of Seller and can reasonably be retrieved by Seller, which are not subject to any attorney-client privilege, attorney-work product privilege or any other privilege (subject to any limitations that may be applicable to Buyer's ability to rely on any such reports), (d) summaries of all reports or documents which are the subject of any attorney-client privilege, attorney-work product privilege or any other privilege subject to establishment of a mutually acceptable procedure for preserving such privileges, (e) the Permits (as hereinafter defined) to the extent they can be transferred and/or assigned, (f) all other items of personal property, subject to any limitation that may be applicable to Buyer's ability to rely on any such personal property, (g) a license in the form attached as Exhibit I hereto to use
                                                         ---------
the name "Kaiser Commerce Center," and (h) any rights Seller may have against
          ----------------------
any former tenants or other third parties for costs of future environmental remediation (and Seller shall provide to Buyer a list of such parties and a copy of the documents which give rise to any such claims). Buyer acknowledges that certain pre-October 4, 1988 documents are contained in boxes which are not well-indexed and which Buyer will have to review at its expense. Notwithstanding the foregoing, the term "Other Assets" shall not include any personal property owned by Heckett or any fixtures or personal property excluded from the definition of "Improvements".

          1.38 "OVI Agreement" is defined in Recital E.
                -------------

          1.39 "Permits" means the Permits listed on Exhibit J attached hereto.
                -------                              ---------

          1.40 "Property" means, collectively, the Real Property and the Other
                --------
Assets.

          1.41 "PTR" means the preliminary title report prepared by Title
                ---
Company pursuant to Section 4.1 hereof.

          1.42 "Purchase Price" means the sum of Sixteen Million Dollars
                --------------
($16,000,000) plus interest accrued thereon at a per annum rate of 8% from July 1, 2000 through and including the date of the Close of Escrow; provided that if the Close of Escrow occurs after August 14, 2000 as a result of Seller's extension of the Closing Date, then interest shall accrue only from July 1, 2000 through August 14, 2000.

          1.43 "RCRA" means Resource Conservation and Recovery Act.
                ----

          1.44 "Real Estate Environmental Liability Insurance Policy" means a
                ----------------------------------------------------
Real Estate Environmental Liability Insurance Policy, in the form to be attached hereto as Exhibit K.
          ---------

          1.45 "Real Property" means the Land shown on Exhibit A-1, together
                -------------                          -----------
with all right, title and interest of Seller, if any, in and to the Improvements and all privileges, entitlements, easements, rights and appurtenances thereto including, without limitation, (a) all development rights and air rights relating to such Real Property, (b) all water rights which are appurtenant to the Land, (c) all right, title and interest of Seller in and to any streets, alleys, passages, watercourses, other easements, and other rights-of-way or appurtenances included in such Real Property as of the Close of Escrow, (d) the reversions and remainders owned by the Seller which are part of the real property shown on Exhibit A, and (e) all the estate, right, title, interest,
                  ---------
property, possession, claim and demand whatsoever, in law and in equity, owned by Seller, in and to the foregoing and any part thereof. The Parties acknowledge and agree that (i) the shares of Fontana Union Water Company, a mutual water company, which are owned by Kaiser Ventures, Inc. and/or its subsidiary, Fontana Water Resources, Inc., and (ii) the water well located on the Budway Property, and its related facilities and easement which are currently used by California Speedway Corporation are not included within the definitions of Land, Real Property, Property or Other Assets and are also not included within the subject matter of this Agreement.

          1.46 "Remediation Stop Loss Insurance Policy" means a Remediation Stop
                --------------------------------------
Loss Insurance Policy, in the form of Exhibit L to be attached hereto.
                                      ---------

          1.47 "RWQCB" means the California Regional Water Quality Control Board
                -----
Santa Ana Region.

          1.48 "Survey" means the survey prepared pursuant to Section 4.1
                ------
hereof, which survey shall comply with the minimum standard detail requirements for ALTA/ACSM land title surveys jointly adopted by ALTA and ACSM and including Items 2, 4, 5 and 10 from Table A thereof.

          1.49 "Tar Pits Property" means that approximately four (4) acre parcel
                -----------------
of real property more particularly described in the applicable portion of Exhibit B hereto.
---------

          1.50 "Title Company" means Chicago Title Company, 560 East Hospitality
                -------------
Lane, San Bernardino, California 92408.

          1.51 "Title Documents" means all of the documents referenced in the
                ---------------
PTR, including, without limitation, any document referenced in the documents referenced in the PTR.

          1.52 "Title Policy" means an ALTA extended coverage owner's policy of
                ------------
title insurance together with endorsements requested by Buyer, issued by the Title Company, dated as of the Close of Escrow, insuring Buyer as owner of the Real Property, with liability limits in an amount equal to the sum of the Purchase Price and the known remediation costs which Buyer and Seller acknowledge is currently estimated to be approximately $31,000,000, and showing that title to the Real Property is vested in Buyer subject only to the Approved Title Conditions.

          1.53 "Zurich Entities" means, collectively, Zurich Insurance Company,
                ---------------
Zurich American Insurance Company and Steadfast Insurance Company. A "Zurich Entity" means any of the foregoing.

     2. Purchase and Sale.  Seller agrees to sell or cause to be sold to Buyer,
        -----------------
and Buyer agrees to purchase, the Property, upon the terms and conditions set forth in this Agreement, for the Purchase Price, subject to the prorations, reductions and credits hereinafter set forth.

     3. Consideration.
        -------------

          3.1  Deposit.
               -------

                 3.1.1 Delivery by Buyer. Buyer has delivered the Deposit to
                       -----------------
Seller.

                         3.1.1.1  If on the Contingency Date, the Deed
Restriction described in Exhibit Y, attached hereto (the "Deed Restriction"), the Omnibus Assignment and Assumption Agreement, the CDC Guaranty, the Insurance Policies and the IT Contract have not been finalized, Buyer shall be entitled to extend the Contingency Date to August 4, 2000 and the Closing Date to August 10, 2000, by delivering to Seller and Escrow Holder on or before the July 21, 2000 notice of such election and delivering to Escrow Holder on or before July 27, 2000 immediately available funds in the amount of Five Hundred Thousand Dollars ($500,000) (the

"Additional Deposit") provided that, if, by July 27, 2000, Seller has not delivered the agreement described in Section 5.2.17, the easements or indemnity described in Section 5.2.18 and the consents described in Section 5.2.20, the date for posting the Additional Deposit shall be extended to the date two business days after Seller has delivered the agreement described in Section 5.2.17, the easements or indemnity described in Section 5.2.18 and the consents described in Section 5.2.20 and provided further that Buyer shall post the Additional Deposit or so much thereof as would have been released to Seller under the terms of this Agreement if the Additional Deposit had been posted on the date Seller made the deliveries so long as Buyer exercised its extension rights hereunder and had not terminated this Agreement under Section 4.7 before Seller has made the deliveries described above. Upon delivery of the Additional Deposit, Escrow Holder shall immediately release Two Hundred Fifty Thousand Dollars ($250,000) of the Additional Deposit to Seller.

                         3.1.1.2  If Buyer has extended the Contingency Date
under Section 3.1.1.1 and the Deed Restriction, the Omnibus Assignment and Assumption Agreement, the CDC Guaranty, the Insurance Policies and the IT Contract have not been finalized by August 4, 2000, Buyer shall be entitled to extend the Contingency Date to August 11, 2000 and the Closing Date to August 14, 2000, by delivering to Seller and Escrow Holder on or before the August 4, 2000 notice of such election and, if the Additional Deposit has then been delivered under Section 3.1.1.1, by causing Escrow Holder to release to Seller the amount of Seventy Five Thousand Dollars ($75,000) from the Additional Deposit or, if the Additional Deposit has not then been delivered, to release to Seller Seventy Five Thousand Dollars ($75,000) when the Additional Deposit or any portion thereof is deliverable under Section 3.1.1.1.

                         3.1.1.3  If Buyer has extended the Contingency Date
under Sections 3.1.1.1 and 3.1.1.2 and the Deed Restriction, Omnibus Assignment and Assumption Agreement, the CDC Guaranty, the Insurance Policies and the IT Contract have not been finalized by August 11, 2000, Buyer shall be entitled to extend the Contingency Date to September 11, 2000 and the Closing Date to September 15, 2000 by delivering to Seller and Escrow Holder on or before August 11, 2000 notice of such election and causing Escrow Holder to release to Seller the remainder of the Additional Deposit if the Additional Deposit has then been delivered or, if the Additional Deposit has not then been delivered, to release the remainder of the Additional Deposit when the Additional Deposit or any portion thereof is deliverable under Section 3.1.1.1. If Buyer exercises its right to extend the Contingency Date and Closing Date under this Section 3.1.1.3, Buyer shall also deliver to Escrow Holder on or before August 14, 2000 immediately available funds in the amount of One Million Thousand Dollars ($1,000,000) (the "Final Deposit") provided that, if, by August 14, 2000 Seller has not delivered the agreement described in Section 5.2.17, the easements or indemnity described in Section 5.2.18 and the consents described in Section 5.2.20, the date for posting the Final Deposit shall be extended to the date two business days after Seller has delivered the agreement described in Section 5.2.17, the easements or indemnity described in Section 5.2.18 and the consents described in Section 5.2.20 and provided further that Buyer shall be required to post the Final Deposit if Buyer exercised its extension rights hereunder and has not terminated this Agreement under Section 4.7 before Seller has made the deliveries described above. Upon delivery of the Final Deposit, Escrow Holder shall immediately release the Final Deposit to Seller.

                         3.1.1.4   Seller shall be entitled to extend the
Closing Date pursuant to Section 5.1.

                 3.1.2 Disposition of Deposit. In the event this Agreement is
                       ----------------------
terminated or the Close of Escrow fails to occur by reason of Buyer's default hereunder, the Deposit (including all interest thereon) shall constitute liquidated damages pursuant to Section 6.2 below. In the event this Agreement is terminated or the Close of Escrow otherwise fails to occur as a result of a failure of a condition precedent described in any of Sections 5.2.2-5.2.5, 5.2.7-5.2.9, 5.12.11-5.2.18 or 5.2.20, the Deposit (including all interest thereon) shall be returned to Buyer. If this Agreement is terminated or the Close of Escrow otherwise fails to occur as a result of a failure of a condition precedent described in Sections 5.2.1, 5.2.10, 5.2.19 or 5.2.20, only any portion of the Deposit (plus interest accrued thereon) not then released (or required to be released pursuant to the terms of this Agreement) to Seller shall be refundable to Buyer. Any portion of the Deposit released to Seller, once released, (or required to be released pursuant to the terms of this Agreement) shall be non-refundable to Buyer except in the event of a failure of a condition precedent described in any of Sections 5.2.2 - 5.2.5, 5.2.7-5.2.9, 5.2.11 -
5.2.18 or 5.2.20. Notwithstanding any provision to the contrary contained herein, if the transaction described herein fails to close as a result of Seller's material default hereunder, the Deposit shall be refunded to Buyer to the extent provided for in Section 6.1 hereof. Upon the Close of Escrow, the Deposit (including all interest accrued thereon) shall be paid to Seller and shall be credited towards the payment of the Purchase Price.

          3.2  Extension of Contingency Date. Except as otherwise expressly
               -----------------------------
provided herein, the Contingency Date may be extended only pursuant to a written amendment to this Agreement executed by both Buyer and Seller.

          3.3  Purchase Price. At least one (1) business day prior to the
               --------------
Closing Date, Buyer shall deliver the Purchase Price to Escrow Holder, by Cash Equivalent, less the amount of the Deposit (and interest accrued thereon). Such sum shall be payable to Seller by Cash Equivalent through Escrow at the Close of Escrow.

     4. Investigations by Buyer. Prior to the Execution Date Buyer conducted
        -----------------------
investigations as to the Property and the Adjacent Property and may continue to conduct such investigations prior to the Close of Escrow. Buyer acknowledges, however, that Buyer shall not have the right to terminate this Agreement as a result of any such investigations. Buyer's sole rights to terminate shall be for a failure of a Condition Precedent in favor of Buyer, a material default by Seller hereunder, or as provided in Section 4.1, 4.7 or Section 13. The Parties acknowledge that Seller does not control all of the Adjacent Property and that Seller shall be required only to use commercially reasonable efforts to obtain access for Buyer and its agents, over those portions of the Adjacent Property which Seller does not control.

          4.1  Conditions of Title; Survey. Seller has (a) caused the Title
               ---------------------------
Company to deliver to Seller and Buyer a preliminary title report dated as of April 1, 2000 (the "PTR") for the Real Property, prepared by Title Company,
                    ---
together with copies of all of the Title Documents; and (b) engaged a surveyor at Seller's expense to prepare an ALTA survey of the Real Property (including, without limitation, any appurtenant easements on the Adjacent Properties) (the "Survey"), a copy of which has been delivered to Buyer and Seller. Seller shall
 ------
cause the Survey to be certified to Buyer and the Title Company and a final copy of such Survey to be delivered to Buyer and Title Company in time for the Title Company to deliver the Title Policy at the Close of Escrow. Following Buyer's review of the PTR and Survey and Buyer's delivery of written notice to Seller describing those matters disapproved by Buyer, Buyer and Seller have agreed that
(i) except as noted by Buyer below or in the Pro Forma Policy attached hereto as Exhibit DD (the "Pro Forma Policy"), all matters and exceptions set forth in the
                 ----------------
Pro Forma Policy are hereby approved by Buyer, subject to Title Company's issuance of a Title Policy in the form of the Pro Forma Policy attached hereto as Exhibit DD; (ii) Buyer hereby approves the granting of a road easement
   ----------
substantially in the form set forth in Exhibit M attached hereto; (iii) with
                                       ---------
respect to Exception No. 66 in the Pro Forma Policy, Seller shall use reasonable efforts to obtain confirmation from The California Speedway Corporation that the present three tracks located on the Rail Switching Parcel (shown as Parcel K in the legal description attached hereto as Exhibit A) are acceptable or Seller
                                         ---------
will decrease the number of tracks to one; (iv) Seller will reasonably cooperate with Buyer's efforts to finalize the dedication of Napa Street over the Southern California Edison property, at no cost to Seller; (v) pursuant to the Deed, Seller will assign to Buyer all of Seller's rights and obligations with respect to the utility easement described in Instrument No. 95-404558; (vi) prior to the Close of Escrow, Seller will cause Speedway Development Corporation to deliver quitclaim deeds with respect to the access easements referenced as Exception Nos. 22 and 55 in the Pro Forma Policy or Seller will deliver such notices to terminate such easements as are required to terminate such easements in accordance with their terms; (vii) Seller will use reasonable efforts to obtain, prior to the Close of Escrow, written subordination agreements from any lien holders whose lien rights and security interests are, as of the Close of Escrow, senior and prior to Buyer's rights to and under the appurtenant easements described in Exhibit A attached hereto, and (viii) Seller will use best efforts
             ---------
to obtain and record, on or prior to Close of Escrow, easement deeds granting Buyer access for remediation purposes over the California Speedway Property, the MRF Property, the Tar Pits Property and the Household Waste Property, all substantially in the form of Exhibit EE attached hereto.
                             ----------

          Notwithstanding anything to the contrary, Seller shall be obligated to remove any monetary encumbrances (except those created by Buyer or Buyer's affiliates) which encumber Seller's fee title interest in the Real Property other than liens for real property taxes or assessments which are not delinquent and other than monetary encumbrances, if any, to be recorded at the Close of Escrow and which are arranged by Buyer, as well as to cause the following exceptions shown in the PTR which have been disapproved by Buyer to be removed prior to the Close of Escrow: 1-9, 22, 55, 110, 116 (general notes), except that with respect to the item described in exception 55, if a notice of termination is delivered in accordance with clause (vi), above, such item shall not be required to be removed so long as the Title Company notes in the final title policy the effective date of termination. All matters not objected to by Buyer or waived by Buyer pursuant hereto, any documents or instruments to be recorded pursuant to the terms of this Agreement, and all financing arranged by Buyer, shall collectively be referred to as the "Approved Title Conditions."
                                          -------------------------

          Notwithstanding anything to the contrary contained herein, if any new covenant, condition, restriction, reservation, easement or right of way affecting the use and occupancy of the Real Property (other than the aforementioned road easement shown on Exhibit M) (each, a "New Exception")
                                      ---------            -------------
becomes of record after the date hereof but prior to the Closing Date (other than an exception caused by Buyer or its members or ultimate members or consented to by Buyer or its members or ultimate members or Buyer's affiliates),
(x) if such New Exception was caused directly or indirectly by or with the consent of Seller and without the consent of Buyer, then Seller shall cause such New Exception to be removed prior to the Close of Escrow; (y) if such New Exception was not caused directly or indirectly by either Buyer or Seller, then Seller may, but shall not be obligated to, remove such New Exception within five
(5) calendar days after receipt of notice of such New Exception, and, if necessary, the Closing Date shall be extended for five (5) calendar days to permit any such removal. In the event Seller elects not to remove such New Exception within such period, Buyer shall have the right, by written notice to the Seller and Escrow Holder within five (5) calendar days after receipt of written notice from Seller that Seller has elected not to remove such New Exception, to accept such New Exception or terminate this Agreement, in which case the entire Deposit (together with any interest accrued thereon while in Escrow) shall be returned to Buyer, Buyer and Seller shall each pay one-half (1/2) of any Escrow or Title Company cancellation fees, and neither Party shall have any further obligation hereunder, except for Buyer's obligations set forth in the Entry Permit (if any), and Buyer's and Seller's obligations under Sections 15.2, 15.9 and 15.16.

          4.2  Inspections.  Subject to the limitations set forth in this
               -----------
Section 4.2, prior to the date hereof Buyer has been conducting and shall continue to have the right to make, or cause to be made, at Buyer's sole cost and expense, such inspections (including, without limitation, surveys, studies, inspections and investigations) (collectively, "Inspections") of the Real
                                                ------------
Property as shall be deemed necessary, desirable or appropriate by Buyer, subject to Buyer's execution and delivery of an Entry Permit substantially in the form of Exhibit N attached hereto, and subject to Seller and Buyer agreeing
            ---------
on a protocol for all such Inspections prior to conducting any Inspection. Subject to the terms and conditions of the aforementioned protocol, such Inspections may include drilling, ground penetration or any other invasive physical testing or sampling of the soils deemed necessary or desirable by Seller and Buyer. At Seller's option and expense, a representative of Seller may be present during all sampling and other physically invasive soils testing of the Real Property. At the option of any such representative of Seller, each sample taken by Buyer and/or its agents shall be split, with the split sample being sent to a laboratory of Seller's selection. Seller shall be entitled to receive the results of all testing performed by Buyer and/or its agents and shall also be entitled to receive copies of all draft reports and final reports prepared by or at the request of Buyer. Seller shall have the right to approve or disapprove in its sole discretion any proposed inspections or testing of groundwater which Buyer and/or its agents wants to perform on the Real Property and the Adjacent Property.

          4.3  Documents, Files and Records.  Seller has previously made
               ----------------------------
available and shall continue to make available prior to Closing for Buyer's review and copying at: (i) Seller's offices at 3633 Inland Empire Boulevard, Suite 850, Ontario, California 91764; (ii) that certain office maintained by Seller and which is commonly known as the Mill Site Office, and (iii) the warehouse located in San Bernardino, California at which Seller maintains records, all of the following reports, documents and files relating to the Property which are in Seller's possession, and can be reasonably retrieved by
Seller:

                 4.3.1  Permits.  The permits listed on Exhibit J.
                        -------                         ---------

                 4.3.2  Reports. Any and all structural, mechanical, physical,
                        -------
environmental or geological reports concerning the Real Property which have been prepared at Seller's request or are within Seller's possession or reasonable control.

                 4.3.3  Case Documents. Any and all records, files, documents,
                        --------------
correspondence and other information relating to the Case(s), the Kaiser Consent Order, the Real Property or the use, development or condition thereof.

                 4.3.4  Material Agreements. Any and all written agreements,
                        -------------------
indemnities, covenants, restrictions, leases or other contracts currently in effect or which will be in effect at any time after the Close of Escrow, entered into by Seller, its affiliates, subsidiaries or its predecessors-in-interest which affect the Real Property or could be binding upon Buyer after the Close of Escrow.

                 4.3.5  Litigation Files. Subject to Section 4.3.8, any and all
                        ----------------
pleadings, records, files, documents, correspondence and other information relating to the Ontario Litigation, the Mushegain Litigation and any other pending or threatened suits or proceedings related to the Real Property and/or the Tar Pits Property listed in Exhibit O attached hereto.
                                ---------

                 4.3.6  Operational Documents. Any and all service and
                        ---------------------
maintenance agreements, tax bills, utility statements, leases, licenses and agreements relating to the Real Property.

                 4.3.7  Other Documents. In addition to the documents otherwise
                        ---------------
made available to Buyer pursuant to this Section 4.3, Buyer and its representatives shall have the right of access during reasonable business hours to all files, books and records and correspondence maintained by Seller and Seller's environmental consultants relating to the physical and environmental condition and the development, ownership, use, management, maintenance and operation of the Real Property and the Adjacent Property, other than files, books and records and correspondence which are subject to any attorney-client privilege, attorney-work product privilege or any other privilege or which relate to the Excluded Liabilities. Seller shall also make available to Buyer all documents, studies and final or near final financial analyses (and an explanation of the assumptions used in such analyses) relating to the approved uses of the Property.

                 4.3.8  Privileged Documents. Seller hereby confirms to Buyer
                        --------------------
that all reports, documents, files, correspondence, etc. which are in the possession or reasonable control of Seller and can reasonably be retrieved by Seller (including those described in Section 4.6 hereof) have been made available to Buyer hereunder. Seller has not to date withheld any documents based on the attorney-client privilege, the attorney-work product privilege or any other privilege, and has not to date identified any document for which such privilege(s) would apply.

          4.4  Development Rights. Prior to the date hereof Buyer has had the
               ------------------
right to determine and shall continue to have the right to determine, at Buyer's sole expense, whether the Real Property is suitable for Buyer's (or Buyer's prospective tenants' or purchasers') intended use. Without limiting the foregoing, Buyer shall have the right to review all applicable land use, subdivision, zoning, building and access regulations, covenants, conditions and restrictions, entitlements and development rights applicable to the Real Property, including, but not limited to (i) the CALTRANS Etiwanda interchange design, and (ii) the Kaiser Commerce Center Specific Plan and Truck Stop Conditional Use Permit adopted by the San Bernardino County Board of Supervisors. Buyer and its representatives shall have the right to independently contact governmental agencies to discuss Buyer's development plans for the Real Property; provided, however, that Buyer shall give Seller forty-
                       --------  -------
eight (48) hours' written notice of any proposed meetings or any proposed telephone conferences. Seller shall have the right to be present at any such meetings or on any such telephone conferences.

          4.5  Remediation Requirements.  Prior to the Execution Date Buyer
               ------------------------
began its investigation and analysis of the remediation requirements applicable to the Real Property and the Adjacent Property and shall continue to use diligent efforts to determine, at Buyer's sole expense, the remediation requirements applicable to the Real Property and the Adjacent Property. Without limiting the foregoing, Buyer shall review all Environmental Laws applicable to the Real Property and the Adjacent Property. Buyer and its consultants/representatives shall be permitted to independently contact governmental agencies to discuss Buyer's remediation plans for the Real Property. Buyer shall give Seller forty-eight (48) hours' written notice of any proposed meetings or any proposed telephone conferences and Seller shall have the right to be present at any such meetings or on any such telephone conferences.

          4.6  Adjacent Property.  Seller acknowledges that Buyer desires to
               -----------------
review any and all available reports, files, documents and other information regarding the environmental and physical condition of the Adjacent Property, in order for Buyer to fully evaluate the potential remediation methods that will or may be required to remediate the Real Property and the Tar Pits Property pursuant to Article 10 below and to assume certain of Seller's environmental obligations under the Material Agreements pursuant to Section 10.6, below. In addition to making available to Buyer copies of all reports, files, documents and other information in Seller's possession or reasonable control and which Seller can reasonably retrieve regarding the Adjacent Property and which are not subject to the attorney-client privilege, attorney-work product privilege, or any other privilege (subject to the requirements of Section 4.3.8 hereof), Seller shall use commercially reasonable efforts to obtain any information reasonably requested by Buyer regarding the environmental or physical condition of the Adjacent Property. In addition, Seller agrees to use commercially reasonable efforts to obtain the permission of the owners of the Adjacent Property to any proposed inspections or investigations of such Adjacent Property by Buyer or its consultants, including any invasive drilling, sampling or other inspections deemed reasonably necessary by Buyer. Buyer acknowledges that Seller may be unable to obtain access for Buyer or its consultants to the Adjacent Property or to obtain permission for Buyer or its consultants to investigate the Adjacent Property.

          4.7  Other Approvals. Prior to the Contingency Date, the Parties shall
               ---------------
work together in good faith to negotiate and revise the IT Contract, the Insurance Policies, the CDC Guaranty, the Omnibus Assignment and Assumption Agreement and all other Exhibits hereto which are not attached to this Agreement on the Execution Date as needed so they are reasonably acceptable to both Buyer and Seller and to negotiate such modifications to Article 10 as are necessary to conform such provisions of the Agreement to the final agreements with respect to the Exhibits. If, after good faith negotiations, all of such Insurance Policies, the IT Contract and all other Exhibits hereto and such amendments to Article 10 are not so agreed upon on or prior to the Contingency Date, then either Buyer or Seller may terminate this Agreement by delivering written notice of termination of this Agreement to Escrow Holder and the other party. If the Agreement is terminated under this Section 4.7, the Deposit (together with any interest which has accrued thereon, less any amounts released to Seller in accordance with the terms hereof) shall be returned to Buyer, Escrow shall be canceled, Seller and Buyer shall each pay one-half ( 1/2) of all Title Company and Escrow cancellation fees, and Buyer and Seller shall have no further obligations to each other hereunder, except as otherwise expressly set forth herein. In that event, Buyer shall return to Seller all documents delivered to Buyer at the request of Seller. Buyer's failure to deliver written notice of Buyer's election to terminate this Agreement in accordance with this Section 4.7 shall constitute a waiver of Buyer's right to disapprove any matters set forth in this Section 4.7.

     5. Escrow. The Parties have opened an escrow account with Escrow Holder
        ------
for the consummation of the transactions described in this Agreement. The Parties shall execute such additional documents and instructions as may be reasonably requested by Escrow Holder; provided, however, that any such
                                       --------  -------
additional instructions shall not supersede this Agreement and in any event this Agreement shall control unless otherwise provided in a writing executed by both Parties hereto.

          5.1  Closing. The Closing shall be conducted through Escrow on the
               -------
Closing Date, unless otherwise agreed in writing by Buyer and Seller. If by the Closing Date, Seller has not obtained (a) the consents described in Section 5.2.20, (b) termination of the Kaiser Consent Order and release of Seller's financial assurances, (c) the remediation easements described in Section 5.2.18, and (d) the sewer services agreement with Speedway Development Corporation described in Section 5.2.17, then Seller shall be entitled to extend the Closing Date until such items have been obtained; provided that in no event shall the
                                          --------
Closing Date be extended beyond September 14, 2000. Buyer shall be entitled to extend the Closing Date pursuant to Section 3.1.1. In addition, if prior to the Closing Date, an action or proceeding at law or in equity before any court or governmental body has been filed against Seller or Buyer, or any of their respective affiliates, to enjoin the transaction contemplated herein, then the Closing Date shall be extended to a date not later than September 14, 2000, and Buyer and Seller shall reasonably cooperate with each other to remove or bond against any lis pendens which may have been filed or to cause to be dismissed any order enjoining the transaction contemplated herein.

          5.2  Conditions Precedent to Buyer's Obligations.  Buyer's obligations
               -------------------------------------------
to close Escrow shall be conditioned on the fulfillment of each of the following conditions on the date herein specified and in any event prior to the Closing Date. Upon the Close of Escrow, all conditions set forth herein shall be deemed to have been either satisfied or waived. Seller shall cause the conditions set forth in this Section 5.2 which are within its control to be satisfied and shall use commercially reasonable efforts to cause the conditions set forth in this
Section 5.2 which are not within its control to be satisfied.

                 5.2.1 This Agreement has not been terminated pursuant to any provision hereof.

                 5.2.2 Seller has deposited or caused to be deposited, into Escrow the Deed, duly executed and acknowledged by Seller, conveying the Real Property to Buyer subject only to (i) the Approved Title Conditions, (ii) real property taxes and assessments affecting the Real Property not delinquent as of the Closing Date, including, but not limited to, the lien of any supplemental taxes levied after the Close of Escrow, (iii) any New Exceptions approved by Buyer or caused by Buyer, and (iv) such other exceptions to title as Buyer may expressly and specifically approve in writing between the date hereof and the Closing Date.

                 5.2.3 Title Company is committed to deliver to Buyer the Title Policy as of the Close of Escrow. Seller shall deliver to Title Company such instruments, documents, releases and instructions as Title Company may customarily require in order to issue the Title Policy.

                 5.2.4 Seller has terminated any leases or other contracts permitting the use or occupancy of any portion of the Real Property, pursuant to arrangements whereby the occupants are to be off the Real Property on or before the Closing Date, except for that certain agreement (the "Heckett Agreement") with Heckett-Multiserve ("Heckett"), for slag mining and processing and the lease with Johnson Bail Bonds. After the Close of Escrow, Buyer intends to exercise its right under the Heckett Agreement to cause Heckett to relocate its operations to another area of the Real Property. Buyer shall pay the first $250,000 of the cost of such relocation, Seller shall pay (promptly reimburse Buyer for the payment of) the second $250,000 of such costs and Buyer shall pay the remainder of such costs. Seller's obligations hereunder shall survive the Close of Escrow. Seller shall cause Johnson Bail Bonds to vacate the Real Property on or before September 15, 2000.

                 5.2.5 Seller has terminated all contracts which will be binding on Buyer, the Real Property (or any portion thereof) after Close of Escrow and entered into by Seller, its subsidiaries, affiliates or predecessors in interest, except for (a) contracts which provide for termination upon thirty
(30) days' prior notice, in which case Seller shall send such notice of termination prior to Close of Escrow, (b) those Material Agreements or any portion thereof expressly assumed by Buyer pursuant to the Omnibus Assignment and Assumption Agreement and (c) the Approved Title Conditions (as defined in
Section 4.1).

                 5.2.6 There has been no material adverse change in the physical condition of the Real Property since the Contingency Date.

                 5.2.7 Seller has delivered to Escrow Holder a Bill of Sale and the License Agreement in the form of Exhibit I attached hereto, each duly
                                     ---------
executed by Seller.

                 5.2.8 Seller has delivered to Escrow Holder a certificate of non-foreign status, duly executed by Seller.

                 5.2.9  Seller has delivered to Escrow Holder an "Omnibus
                                                                  -------
Assignment and Assumption Agreement" in the form to be attached as Exhibit P
-----------------------------------                                ---------
attached hereto, duly executed by Seller.

                 5.2.10 Seller has delivered to Escrow Holder the "MRF
                                                                   ---
Agreement" in the form to be attached as Exhibit AA hereto, duly executed by
---------                                ----------
Seller, Kaiser Recycling

Corporation, West Valley Recycling & Transfer, Inc., and West Valley MRF, LLC, together with each of the easements to be executed in connection therewith (the "MRF Easements"), each duly executed by West Valley MRF, LLC and acknowledged;
 -------------
or, in the alternative, Buyer and Seller have agreed upon the provisions of that certain Members Operating Agreement of West Valley MRF, LLC, dated June 19, 1997, and other agreements in connection with the West Valley MRF to be assigned to Buyer as a Material Agreement.

               5.2.11 Seller has delivered to Escrow Holder an "Assignment and
                                                                --------------
Assumption of Certain Lease Rights" in the form of Exhibit BB attached hereto,
----------------------------------                 ----------
duly executed by Seller.

               5.2.12 Seller has delivered to Escrow Holder a certificate, duly executed by Seller, certifying that Seller is authorized to enter into this Agreement, consummate the transactions contemplated hereby, perform its obligations hereunder and execute and deliver any and all documents necessary or appropriate to accomplish the foregoing.

               5.2.13 Seller has delivered to Escrow Holder certified resolutions of the Boards of Directors of each Seller authorizing all of the transactions contemplated by this Agreement.

               5.2.14 Seller has delivered to Escrow Holder an incumbency certificate with respect to those officers of Seller executing any documents or instruments in connection with the transactions contemplated herein.

               5.2.15 The conveyance of the Real Property shall not violate the California Subdivision Map Act.

               5.2.16 Seller's representations and warranties set forth in
Article 7 of this Agreement are true and correct in all material respects: (i) as of the time made, (ii) on the Closing Date, and (iii) as of the Close of Escrow, as if made on each of the dates thereof, and Seller has duly performed each and every undertaking and agreement to be performed by it pursuant to the terms of this Agreement as of the Close of Escrow; provided, however, that if
                                                   --------  -------
there has been a change in circumstances so that a representation or warranty is no longer correct, then Seller may, at its election, provide an indemnification in form and substance reasonably acceptable to Buyer against such changed circumstance, in which case this condition of Closing shall be deemed satisfied. Provided, further, that in the event that an event occurs which would cause Seller's representations and warranties set forth in Sections 7.2 or 7.11 to be untrue, and such event does not involve a lawsuit against Seller which Seller could have reasonably avoided such as by taking a reasonable action or making a reasonable payment, and Seller has no control over such event, then Buyer shall have the right to terminate this Agreement within fourteen (14) days after learning the specifics of such event, in which case Seller shall cause the Deposit to be refunded to Buyer and Seller shall reimburse Buyer for all of its out-of-pocket expenses not to exceed $850,000, incurred to the date of termination in connection with the within transaction, but Seller shall not be deemed to be in breach of this Agreement.

               5.2.17 Seller shall deliver a written agreement in form and substance acceptable to Buyer, which shall provide, in part, that The California Speedway Corporation (i) has terminated its right of first refusal with respect to the transaction contemplated hereby, (ii) permanently waives any option rights and/or rights to approve or disapprove sales of the sewer treatment facility, (iii) permanently waives any right under any future right of first refusal to acquire the sewer treatment facility at a discounted price, (iv) agrees that, if it should exercise its right of first refusal as to a future sale of the sewer treatment facility, it shall provide sewer services at reasonable rates to the Property and shall upgrade the facility as necessary to accommodate Buyer's development of the Real Property so long as Buyer or Buyer's successors pay their fair share of such upgrades, taking into consideration the increased revenue to The California Speedway Corporation as a result of the increased capacity of the facility after the improvements. The agreements of the California Speedway Corporation shall be binding on successors and assigns. A memorandum of the agreement must be recorded in the Official Records prior to or concurrently with the Close of Escrow.

               5.2.18 Seller has delivered to Escrow Holder easement agreements granting Buyer access for remediation purposes over the California Speedway Property, the Tar Pits Property, the MRF Property and the Household Waste Property, in the form to be attached as Exhibit EE hereto, duly executed by
                                        ----------
Speedway Development Corporation, West Valley MRF, LLC or Kaiser Ventures, Inc., as applicable; or, in the alternative, Seller has delivered to Buyer an indemnity in a form acceptable to Buyer in its reasonable discretion whereby Seller agrees to indemnify Buyer against all reasonable costs (including attorneys' fees, but excluding Buyer's and Buyer's affiliates' internal overhead costs) associated with Buyer obtaining access for remediation purposes over the California Speedway Property, the MRF Property, the Tar Pits Property and the Household Waste Property.

               5.2.19 The OVI Agreement shall have been terminated.

               5.2.20 Seller shall have delivered written consents to the transactions contemplated hereby, in form and substance reasonably acceptable to Buyer, from Union Pacific Railroad, Burlington Northern Santa Fe Railroad, The California Speedway Corporation, Penske MotorSports, Inc., the MRF and Heckett.

          5.3 Conditions Precedent to Seller's Obligations.  Seller's
              --------------------------------------------
obligations to close Escrow shall be conditioned on the fulfillment of each of the following conditions on the date herein specified and in any event prior to the Closing Date. Buyer shall cause the conditions set forth in this Section 5.3 which are within its control to be satisfied, and shall use commercially reasonable efforts to cause the conditions set forth in this Section 5.3 which are not within Buyer's control to be satisfied.

               5.3.1 This Agreement has not been terminated pursuant to any provision hereof.

               5.3.2 Buyer has deposited into Escrow the Purchase Price in Cash Equivalent, together with such additional sums as may be required to pay Buyer's share of Escrow and closing costs and expenses as adjusted by the net prorations and credits hereunder for disbursement as provided herein.

               5.3.3 Buyer has delivered to Escrow Holder original counterparts of the Bill of Sale, the License, the Omnibus Assignment and Assumption Agreement, the Assignment of Certain Lease Rights, the MRF Agreement, the MRF Easements and the Deed, duly executed by Buyer and acknowledged, where appropriate.

               5.3.4 Buyer has delivered to Escrow Holder the original CDC Guaranty, as more particularly described in Section 10.10 below, duly executed by CDC.
               5.3.5 Buyer has delivered to Escrow Holder one duplicate original of each of the binders for the Insurance Policies, to be effective as of the Close of Escrow.

               5.3.6 Buyer has delivered to Escrow Holder: (a) a duplicate original of the IT Contract in the form of Exhibit Q attached hereto, duly
                                           ---------
executed by ITG, LandBank (as applicable) and Buyer; and (b) a performance and completion bond for the work to be performed by ITG on which Seller is a named obligee with Buyer to have the primary right to enforce the bond and a multiple obligee agreement. Seller will have enforcement rights if (i) Buyer fails to exercise its enforcement rights at least fifteen (15) days prior to the expiration of the bond, or (ii) within sixty (60) days after Seller has given notice to Buyer to exercise its rights under the bond if Buyer has failed to exercise such rights within such sixty (60) days, or (iii) if Buyer is in Default (as hereinafter defined).

               5.3.7 Buyer has delivered to Escrow Holder a certificate certifying that Buyer is authorized to enter into this Agreement, consummate the transactions contemplated hereby, perform its obligations hereunder and execute and deliver any and all documents necessary or appropriate to accomplish the foregoing. Buyer has delivered to Escrow Holder a certificate certifying that CDC is authorized to enter into the CDC Guaranty, consummate the transactions contemplated therein, perform its obligations thereunder and execute any and all documents necessary or appropriate to accomplish the foregoing.

               5.3.8 Buyer has delivered to Escrow Holder certified resolutions of the Members of Buyer authorizing all of the transactions contemplated by this Agreement. Buyer has delivered to Escrow Holder certified resolutions of CDC authorizing the CDC Guaranty.

               5.3.9 Buyer has delivered to Escrow Holder an incumbency certificate with respect to those officers of Buyer executing any documents or instruments in connection with the transactions contemplated herein. Buyer has delivered to Escrow Holder an incumbency certificate with respect to those officers of CDC executing the CDC Guaranty.

               5.3.10 Buyer's representations and warranties in this Agreement are true and correct in all material respects: (i) as of the time made, (ii) on the Closing Date, and (iii) as of the Close of Escrow, as if made on each of the dates thereof, and Buyer has duly performed each and every undertaking and agreement to be performed by it as of the Closing Date hereunder, and there has been no material change in the financial condition of ITG, the Zurich Entities or the bonding company which will issue the bonds described in Section 10.4.

               5.3.11 The OVI Agreement shall have been terminated.

               5.3.12 The Kaiser Consent Order has been terminated on terms reasonably acceptable to Seller and any financial assurances provided by Kaiser to DTSC in connection with the Kaiser Consent Order have been terminated.

               5.3.13 Buyer and DTSC have executed the Buyer Consent Order substantially in the form of Exhibit X attached hereto.
                             ---------

          5.4 Actions by Escrow Holder.  When Escrow Holder has received all
              ------------------------
documents and funds identified in this Article 5 and has received written notification from Buyer and Seller that all conditions to closing to be satisfied outside of Escrow have been satisfied or waived, then, and only then, Escrow Holder shall promptly and concurrently:

               5.4.1 Disburse all funds deposited with Escrow Holder by Buyer and Seller as follows:

                    5.4.1.1 Deduct all items chargeable to the account of Seller pursuant hereto;

                    5.4.1.2 Disburse the balance of the Purchase Price to Seller promptly upon the Close of Escrow;


                    5.4.1.3 Disburse the premiums for the Insurance Policies to the applicable insurance companies;


                    5.4.1.4 Disburse the premium for the Title Policy to Title Company; and

                    5.4.1.5 Disburse such other closing costs as may be required.

               5.4.2 Cause the following documents to be recorded in the following order: (i) the Deed; (ii) the MRF Easements; then (iii) any other documents which the Parties hereto may mutually direct in writing to be recorded in the Official Records; obtain conformed copies of all recorded documents for distribution to the Parties; and cause applicable documentary or realty transfer taxes to be paid on the Property.

               5.4.3 Direct the Title Company to issue the Title Policy to
Buyer.

               5.4.4 Deliver to each Party fully executed originals of any documents (or copies thereof) deposited into Escrow by the other Party pursuant hereto, and deliver the duplicate IT Contract, the original performance and completion bond, the CDC Guaranty and the duplicate original binders for the Insurance Policies to Seller.

          5.5 Payment of Closing Costs.  Seller shall pay the cost of the
              ------------------------
Survey and the premium for a standard CLTA owner's policy of title insurance, one-half (1/2) of all Escrow and recording and filing fees incurred in connection with the documents to be delivered or recorded hereunder, and all applicable documentary and realty transfer taxes. Buyer shall pay the costs of the Title Policy and any endorsement thereto not paid for by Seller pursuant to the foregoing sentence and one-half (1/2) of all Escrow and recording and filing fees incurred in connection with the documents to be delivered or recorded hereunder. Each Party shall pay its own attorneys' fees and costs. Seller and Buyer shall each pay one-half ( 1/2) of any other closing expenses not expressly set forth above as allocated to one Party.

          5.6 Prorations.  Subject to the other provisions of this Section 5.6,
              ----------
rents, property taxes, utility charges, service agreements and permit fees (to the extent such permits are transferable to Buyer) for the Real Property shall be prorated as of 11:59 p.m. on the day immediately preceding the Close of Escrow. Not less than five (5) business days prior to the Closing Date, Escrow Holder shall submit to Buyer and Seller for their approval a tentative prorations schedule showing the categories and amounts of all prorations proposed. Prior to the Closing Date, the parties shall approve a final prorations schedule which shall be prepared by Escrow Holder prior to the Closing Date and upon approval, the parties shall deliver the same to Escrow Holder. If, within six (6) months following the Close of Escrow, either Party discovers that the prorations statement is not accurate for any reason, it shall notify the other Party of such inaccuracy and the Parties shall promptly make any adjustment required. Neither Party shall be obligated to adjust any prorations after such six (6) month period.

               5.6.1 Property Taxes.  All real and personal property and ad
                     --------------
valorem taxes, if any, whether payable in installments or not, including but not limited to, all supplemental taxes attributable to the period prior to the Close of Escrow for the tax year in which the Close of Escrow occurs, shall be prorated to the Close of Escrow, based on the latest available tax rate and assessed valuation. If the amount of any installment of real property taxes is not known as of the Close of Escrow, then a proration shall be made by the Parties based on a reasonable estimate of the real property taxes applicable to the Real Property and the Parties shall adjust the proration when the actual amount becomes known upon the written request of either Party made to the other. All bonds or special assessments against the Real Property which relate to Mello-Roos or other special assessment districts shall be paid by Seller. Buyer acknowledges that such real property tax bills do not contain any special assessments which relate to Mello-Roos or other special assessment districts. All other assessments shall be prorated as of the Close of Escrow.

               5.6.2 Utility Charges.  All utility charges shall be prorated as
                     ---------------
of the Close of Escrow and Seller shall obtain a final billing therefor. All utility security deposits, if any, shall be retained by Seller.

               5.6.3 Service Contracts.  All amounts payable under service
                     -----------------
contracts which will continue in effect following the Close of Escrow shall be prorated as of the Close of Escrow.

               5.6.4 Other Prorations.  At Closing, in addition to any other
                     ----------------
credits or adjustments provided for herein (including, without limitation, any adjustments provided for in Section 10.3.7), Buyer shall receive (i) a credit against the Purchase Price in the amount of Four Hundred Forty Thousand Dollars ($440,000) for grading issues discovered by Buyer; and (ii) if Buyer and Seller agree on or before the Contingency Date, a credit against the Purchase Price in the amount of Seventy-Two Thousand Dollars ($72,000), which amount the parties agree represents the amount owed to Seller by Fontana Rock Co. for rock reclamation permits under that certain Mining Conditional Use Permit and Reclamation Plan for Fourth Street Rock Crusher, dated September 4, 1997.

          5.7 Possession.  Seller shall deliver exclusive possession of the
              ----------
Property to Buyer, free and clear of any tenants or other occupants other than Heckett and, assuming the Close of Escrow occurs before September 15, 2000, Johnson Bail Bonds, as of 6:00 p.m. on the date of the Close of Escrow. Notwithstanding this provision, Seller shall, upon written request, be permitted access to, and the right to copy, during normal business hours, the books and records transferred to Buyer as part of the Property. In the event that Buyer desires to destroy such books and records, it shall give Seller fourteen (14) days' notice thereof and Seller, at its sole expense, shall have the right to retrieve or copy such books and records.

     6. Remedies on Default.
        -------------------

          6.1 Default by Seller. IN THE EVENT THAT CLOSE OF ESCROW SHALL FAIL
              -----------------
TO OCCUR BY REASON OF A MATERIAL DEFAULT BY SELLER, BUYER SHALL BE ENTITLED TO ELECT ONE OF THE FOLLOWING REMEDIES: (i) TO IMMEDIATELY TERMINATE THIS AGREEMENT UPON SUCH DEFAULT AND TO OBTAIN THE PROMPT RETURN OF THE DEPOSIT, AND ALL INTEREST EARNED THEREON, AND TO BE PAID BY SELLER THE SUM OF ONE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($1,250,000) AS LIQUIDATED DAMAGES (THE PARTIES ACKNOWLEDGING THAT IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO FIX ACTUAL DAMAGES); OR (ii) TO OBTAIN SPECIFIC PERFORMANCE OF ALL OF THE TERMS OF THIS AGREEMENT.

          BUYER AND SELLER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTOOD THE PROVISIONS OF THIS SECTION 6.1 AND BY THEIR INITIALS BELOW AGREE TO BE BOUND BY ITS TERMS.
                CAM                                 RES
          ________________                   ________________
          Buyer's Initials                   Seller's Initials

          6.2 Default by Buyer.  IN THE EVENT THAT BUYER FAILS IN THE
              ----------------
PERFORMANCE OF ANY OF ITS OBLIGATIONS HEREUNDER PRIOR TO THE CLOSE OF ESCROW, OR IN THE EVENT THAT THE CLOSE OF ESCROW SHALL FAIL TO OCCUR BY REASON OF A MATERIAL DEFAULT IN BUYER'S OBLIGATIONS HEREUNDER, THE PARTIES AGREE THAT IT WOULD BE IMPRACTICAL OR EXTREMELY DIFFICULT TO FIX, PRIOR TO SIGNING THIS AGREEMENT, THE ACTUAL DAMAGES WHICH WOULD BE SUFFERED BY SELLER IF BUYER FAILS TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT. THEREFORE, IN THE EVENT THAT THE CLOSE OF ESCROW SHALL FAIL TO OCCUR BY REASON OF A DEFAULT IN BUYER'S OBLIGATIONS HEREUNDER, SELLER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY FOR SUCH DEFAULT, TO IMMEDIATELY TERMINATE THIS AGREEMENT UPON SUCH DEFAULT, IN WHICH CASE THE DEPOSIT (AND ALL INTEREST ACCRUED THEREON) SHALL BE RETAINED BY SELLER AS LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE

OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTION 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676, AND 1677. THE PARTIES HAVE SET FORTH THEIR INITIALS BELOW TO INDICATE THEIR AGREEMENT WITH THE LIQUIDATED DAMAGES PROVISION CONTAINED IN THIS SECTION. SELLER WAIVES ALL OTHER REMEDIES AGAINST BUYER FOR BUYER'S FAILURE TO CLOSE ESCROW, INCLUDING ANY RIGHT TO SPECIFIC PERFORMANCE UNDER CALIFORNIA CIVIL CODE SECTION 1680 OR ANY OTHER APPLICABLE LAW.

          BUYER AND SELLER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTOOD THE PROVISIONS OF THIS SECTION 6.2 AND BY THEIR INITIALS BELOW AGREE TO BE BOUND BY ITS TERMS.



               CAM                                          RES
          ----------------                        -----------------
          Buyer's Initials                        Seller's Initials



     7. Seller's Representations and Warranties.  Seller hereby makes the
        ---------------------------------------
following representations and warranties to Buyer:

          7.1 Due Authorization, Etc.  Each Seller is a duly organized and
              ----------------------
validly existing corporation under the laws of the State of Delaware, is in good standing therein, with full power and authority to carry on its business as currently conducted and where conducted. This Agreement and all agreements, instruments and documents herein provided to be executed or to be caused to be executed by Seller on or before the Close of Escrow will be duly authorized, executed and delivered by and binding upon Seller enforceable in accordance with its terms; and Seller will have authority to enter into this Agreement and consummate the transactions herein provided. Seller is authorized to do business in the State of California.

          7.2 Actions, Suits and Proceedings.  Other than as set forth on
              ------------------------------
Exhibit R attached hereto, Seller has not (i) received notice of any outstanding
---------
violation of or been charged with the violation of any material legal requirement, restriction, condition, covenant or agreement affecting the Real Property or the marketing, construction, development, use, operation, maintenance or management of the Real Property which has not been cured, and
(ii) been served in any unresolved litigation relating to the Real Property or the marketing, construction, development, use, operation, maintenance or management of the Real Property. Other than as set forth in Exhibit R, Seller
                                                            ---------
has no actual knowledge of any actions, suits, claims or proceedings, governmental or otherwise, pending or threatened against the Real Property or any portion thereof

          7.3 No Impediments to Performance.  Other than as set forth on
              -----------------------------
Exhibit S attached hereto, Seller is not a party to any material certificate,
---------
instrument, contract, deed of trust, mortgage, indenture, agreement, covenant or other restriction, and there is no provision in Seller's charter, bylaws or partnership agreement, or any judgment, order, writ, injunction, or decree of any court, governmental body or arbitrator, which would prohibit or otherwise be breached or violated by the entering into, execution, delivery or performance by Seller of this Agreement or the consummation of the transactions contemplated hereby.

          7.4 No Brokers.  There are no claims for brokerage commissions,
              ----------
finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Seller. Other than as set forth on Exhibit T hereto, as of the
                                                ---------
Execution Date, Seller covenants, represents and warrants that it has not entered into any listing agreement(s) or other brokerage agreements with any real estate broker or salesperson with respect to the Real Property and it shall not do so without Buyer's prior written consent, which may be withheld in Buyer's sole and absolute discretion.

          7.5 Disclosures.  Buyer and Seller acknowledge that Seller is required
              -----------
to disclose if the Real Property lies within the following natural hazard areas or zones: (i) a special flood hazard area designated by the Federal Emergency Management Agency (California Civil Code Section 1102.17); (ii) an area of potential flooding (California Government Code Section 8589.4); (iii) a very high fire hazard severity zone (California Government Code Section 51183.5);
(iv) a wild land area that may contain substantial forest fire risks and hazards (Public Resources Code Section 4136); (v) an earthquake fault zone (Public Resources Code Section 2621.9); or (vi) a seismic hazard zone (Public Resources Code Section 2694). Buyer and Seller acknowledge that Seller has employed the services of Vista Environmental (which, in such capacity is herein called "Natural Hazard Expert") to examine the maps and other information specifically
 ---------------------
made available to the public by government agencies for the purpose of enabling Seller to fulfill its disclosure obligations with respect to the natural hazards referred to in California Civil Code Section 1102.6c(a) and to report the result of its examination to Buyer and Seller in writing. The written report prepared by the Natural Hazard Expert and delivered to Buyer regarding the results of its examination fully and completely discharges Seller from its disclosure obligations referred to herein, and, for the purpose of this Agreement, the provisions of Civil Code Section 1102.4 regarding the non-liability of each of Seller for errors or omissions not within its personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of its expertise with respect to the examination and written report regarding the natural hazards referred to above. Seller shall not have any responsibility for matters not actually known to Seller. In addition, Seller has disclosed to Buyer or its consultants, to the extent it has actual knowledge, all material issues regarding the Real Property and the environmental condition of the Adjacent Property, including those involving environmental conditions and asserted environmental claims, and those contained in privileged documents. Buyer acknowledges that certain pre-October 4, 1988 documents are contained in boxes which are not well-indexed and which Buyer will have to review at its expense.

          7.6 Contracts.  Other than as set forth on Exhibit H attached hereto,
              ---------                              ---------
there are no service, maintenance, employment, supply, management or other agreements affecting the Property, either oral or written, which will remain in effect after the Close of Escrow. Notwithstanding the foregoing, it shall not be a default hereunder if Seller has in good faith failed to disclose one or more of such agreements so long as no one such agreement has a post Close of Escrow obligation of more than Five Thousand Dollars ($5,000) and all of such foregoing agreements in the aggregate do not have a post Close of Escrow obligation of more than Twenty-Five Thousand Dollars ($25,000).

          7.7  Leases.  Other than as set forth on Exhibit V attached hereto or
               ------                              ---------
in the PTR, there are no leases, licenses or other agreements permitting the use or occupancy of the Real Property, which will remain in effect after the Close of Escrow. Other than as set forth on Exhibit V attached hereto or in the PTR,
                                      ---------
to Seller's actual knowledge there are no persons entitled to use or occupy the Real Property or any portion thereof by reason of any easements by prescription or necessity.

          7.8  Bankruptcy.  Subject to the last sentence in this Section 7.8,
               ----------
Seller has not: (a) made a general assignment for the benefit of creditors; (b) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors; (c) suffered the appointment of a receiver to take possession of all or substantially all of its assets; or (d) suffered the attachment or judicial seizure of all, or substantially all, of its assets. Buyer acknowledges that, in 1987, Seller (which was then known as Kaiser Steel Corporation) filed a voluntary Petition for Reorganization under Chapter 11 of the United Bankruptcy Code and the Order of the United States Bankruptcy Court approving Seller's Plan of Reorganization was entered on the docket on October 4, 1988.

          7.9  No Other Agreements to Convey.  Except as set forth in Exhibit W
               -----------------------------                          ---------
attached hereto, Seller has not granted any person any right to acquire all or any portion of the Property, including, without limitation, any development, mineral or air rights relating to the Property.

          7.10 Tax Bills.  The copies of the real property tax bills attached as
               ---------
Exhibit U are true, accurate and complete copies of all tax bills received by
---------
Seller within the past three (3) years for the Real Property.

          7.11 No Actions.  Except as disclosed in Exhibit R attached hereto,
               ----------                          ---------
Seller has no actual knowledge of: (a) any condemnation, pending or threatened, of the Real Property or any portion thereof, including any right of access to the Real Property; (b) any government plans for public improvements that might result in a special assessment against the Real Property; (c) any underground or above-ground storage tanks on the Real Property not previously disclosed to Buyer in writing or referenced in the records previously made available to Buyer; or (d) any pending or threatened change in the zoning of the Real Property.

          7.12 No Approvals Needed.  Other than the approvals and consents
               -------------------
described in Exhibit S attached hereto, the sale of the Real Property and the
             ---------
performance of Seller's obligations hereunder are not subject to any requirement to obtain any approval or consent of any governmental agency or third party.

          7.13 Documents, Files and Records.  The files, records and other
               ----------------------------
documents delivered or made available to Buyer or its consultants pursuant to
Section 4.3 above are, to Seller's actual knowledge, complete and accurate in all material respects as of the date prepared and have not been modified or amended by any confidential or proprietary document or information which was not provided or made available by Seller.

     8. Buyer's Representations and Warranties.
        --------------------------------------

          8.1 Due Authorization, Etc.  Buyer is a duly organized and validly
              ----------------------
existing limited liability company under the laws of the State of Delaware, in good standing therein, and has full power and authority to carry on its business as currently conducted and where conducted. Buyer is authorized to do business in the State of California. This Agreement and all agreements, instruments and documents herein provided to be executed by Buyer on or before the Close of Escrow will be duly authorized, executed and delivered by and binding upon Buyer enforceable in accordance with its terms; and Buyer will have authority to enter into this Agreement and consummate the transactions herein provided. CDC is a duly organized and validly existing corporation under the laws of the State of Delaware, in good standing therein, and has full power and authority to carry on its business as currently conducted and where conducted. CDC is authorized to do business in the State of California. The CDC Guaranty to be executed by CDC on or before the Close of Escrow will be duly authorized, executed and delivered by and binding upon CDC enforceable in accordance with its terms (provided that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors' rights generally), and CDC will have authority to enter into the CDC Guaranty.

          8.2 No Impediments To Performance.  Buyer is not a party to any
              -----------------------------
material certificate, instrument, contract, deed of trust, mortgage, indenture, agreement, covenant or other restriction, and there is no provision in Buyer's formation documents or regulations, or any judgment, order, writ, injunction, or decree of any court, governmental body or arbitrator, which would prohibit or otherwise be breached or violated by the entering into, execution, delivery or performance by Buyer of this Agreement or the consummation of the transactions contemplated hereby. There is no provision in CDC's formation documents or regulations, or any judgment, order, writ, injunction, or decree of any court, governmental body or arbitrator, which would prohibit or otherwise be breached or violated by the entering into, execution, delivery or performance by CDC of the CDC Guaranty.

          8.3 Broker.  Except for the commission to be paid to Lee & Associates
              ------
(which commission shall be paid by Buyer at the Close of Escrow) or as otherwise disclosed to Seller in writing, there are no claims for brokerage commissions, finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Buyer.

          8.4 Bankruptcy.  Buyer has not: (a) made a general assignment for the
              ----------
benefit of creditors; (b) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors; (c) suffered the appointment of a receiver to take possession of all or substantially all of its assets; or (d) suffered the attachment or judicial seizure of all, or substantially all, of its assets.

     9. Survival of Warranties; Notice.  The representations, warranties and
        ------------------------------
covenants made by Seller and Buyer in Articles 7 and 8 of this Agreement shall survive the Close of Escrow and the recordation of the Deed for a period of thirty-six (36) months, and any action for a breach of any representation, warranty or covenant must be filed and served within thirty-nine (39) months from the date of recordation of the Deed. If either Party learns that a representation or warranty made by the other Party is not true or correct in any material respect, it shall give prompt notice thereof to the other Party and such other party shall have a reasonable opportunity to cure;

provided, however, that either the giving of such notice or the failure to do
--------  -------
so shall not excuse the Party which made the untrue or incorrect representation or warranty. If Buyer learns prior to the Close of Escrow that any representation, warranty or covenant of Seller is incorrect, in any material respect and does not give notice of such fact to Seller in accordance with this
Article 9, then Buyer shall be deemed to have waived any and all claims or remedies for such breach or inaccuracy.

     10.  Environmental Covenants; Insurance.  Notwithstanding the provisions of
          ----------------------------------
Section 9 or Section 15.16, this Article 10 shall survive the Close of Escrow and the recordation of the Deed.

               10.1 Property Condition.  Buyer acknowledges that: (a) the Real
                    ------------------
Property and the Adjacent Property were formerly used for Steel Mill Operations and, subsequent to active Steel Mill Operations, by a number of tenants and other occupants; and (b) Hazardous Substances were placed, may have spilled, leaked, seeped or entered onto or under the ground, air, water or groundwater and Hazardous Substances are present at, under, above or adjacent to and/or emanating to or from the Real Property and/or other real property in the vicinity of the Real Property (including, without limitation, the Adjacent Property). Buyer acknowledges that, following the Close of Escrow, Buyer shall have the obligation to investigate, remove, remediate, monitor and clean up such Hazardous Substances as provided more specifically in this Article 10. Buyer has evaluated and is familiar with the potential magnitude of remediation of Hazardous Substances contamination at, under, above, adjacent and/or emanating to or from the Real Property and the Tar Pits Property and has access to the financial resources necessary to purchase the Property pursuant to this Agreement and to carry out such remediation (including ongoing continuing operations and maintenance obligations) of Hazardous Substances according to all applicable Laws and to timely perform all other obligations assumed by Buyer under this Agreement. Buyer acknowledges that Seller's disclosures hereunder satisfy Seller's disclosure obligations under Section 25359.7 of the California Health & Safety Code.

               10.2 Pre-Closing Activities.
                    ----------------------

                 10.2.1 Agency Specific Approval/Agreement. Buyer shall enter
                         ----------------------------------
into the Buyer Consent Order as of the Close of Escrow. Buyer agrees to reimburse Seller for any amounts paid by Seller to DTSC for expenses incurred by DTSC in negotiating the Buyer Consent Order (other than any expenses relating to RCRA issues or termination of the Kaiser Consent Order) not to exceed $35,000. Buyer shall request that DTSC terminate the Kaiser Consent Order and any financial assurances given by Kaiser in connection therewith. If required by the DTSC, Buyer shall post its own financial assurances with the DTSC in connection with the Buyer Consent Order and shall join with Seller in requesting that DTSC substitute Buyer's financial assurances for those given to DTSC by Seller in connection with the Kaiser Consent Order and shall otherwise reasonably cooperate with Seller, in effecting such termination of the Kaiser Consent Order and any financial assurances given by Kaiser in connection therewith provided that Seller shall pay any expenses which may be incurred by Buyer post-closing in connection with such cooperation (other than Buyer's or Buyer's affiliates' internal overhead expenses). Seller acknowledges and agrees that the DTSC's refusal to terminate the Kaiser Consent Order or to substitute Seller's financial assurances given to DTSC shall not constitute a default by Buyer under this Agreement.

               10.2.2 Remediation Activities.  Prior to the Close of Escrow,
                      ----------------------
Seller shall continue to operate any soil and/or groundwater treatment systems operating at the Real Property and the Adjacent Property, if applicable. Prior to the Close of Escrow, Seller shall remove from the Real Property, transport and dispose of or otherwise lawfully manage all Hazardous Substances known to be stored in containers on the Real Property other than materials stored in the drums referred to in Section 2.12.5 of the "scope of work" attached to the IT Contract with ITG. Prior to the Close of Escrow, Seller shall also continue to perform such remediation at the Real Property as may be required by applicable Agencies.

               10.2.3 Meetings with Governmental Agencies.  Prior to the Close
                      -----------------------------------
of Escrow, Buyer shall have the right to contact Agencies regarding Buyer's proposed cleanup activities and development plans for the Real Property. Buyer shall provide Seller with forty-eight (48) hours' written notice prior to any proposed meeting or proposed telephone conference with such Agencies. However, at Buyer's request, Seller shall arrange all such meetings or telephone conferences as Buyer shall reasonably require for such purpose. Seller shall have the right to be present at any such meetings or on any such telephone conferences.

               10.2.4 Correspondence with Governmental Agencies.  From and
                      -----------------------------------------
after the Execution Date and so long as this Agreement remains in effect, and so long as there is no Default as defined in Section 10.9 hereof, Seller and its affiliates and subsidiaries and each of their officers, directors, employees, agents and representatives shall refrain from any communications or discussions with any Agency or any third party, and from taking any other action, which could result in any Agency requesting or requiring Buyer or the owner of the Real Property or the Adjacent Property to take, perform or cease any activity on or with respect to the Real Property or the Adjacent Property. Seller shall be entitled, so long as Buyer's representatives have the opportunity to be present after reasonable notice thereof, to meet or have conversations with the DTSC regarding (i) termination of the Kaiser Consent Order; (ii) elimination of the public hearing requirement regarding closure of the Speedway site under the Buyer Consent Order and (iii) remediation of the Tar Pits Property. Seller shall deliver a copy of any and all notices and correspondence received from any Agency to Buyer within two (2) business days after receipt thereof. Seller acknowledges that, as an inducement to providing the indemnities in Section 10.3.4, below, Buyer is relying on Seller's covenant and agreement to permit Buyer to complete all aspects of the Corrective Action, including any communications with applicable Agencies. The provisions of this Section 10.2.4 shall not be deemed to prohibit Seller or Seller's affiliates from engaging in communications or discussions with any Agency with respect to (i) the MRF's operations, (ii) the Excluded Liabilities or (iii) any activities described in
Section 10.2.2, above, so long as, in each event, such communications or discussions do not materially impact the Corrective Action to be performed by Buyer hereunder. Seller shall not be deemed to have engaged in a communication or discussion in breach of this Agreement as a result of a material impact on the Corrective Action arising out of a communication or discussion with an Agency otherwise permitted under clauses (i), (ii) or (iii), above, if Seller or its applicable affiliate could not reasonably have anticipated the material impact and Seller provides Buyer with prompt notice of the communication or discussion and provides Buyer with an opportunity to participate in any follow up communications or discussions.

          10.3 Post-Closing Activities.
               -----------------------

                10.3.1 Environmental Liabilities and Obligations.  As used
                      -----------------------------------------
herein, the term "Environmental Liabilities and Obligations" shall mean any
                  ------------------------------------------
known or unknown liability, obligation (including, without limitation, Buyer's obligations under the Buyer Consent Order and any other obligation to investigate, monitor, test, report to an Agency, remediate or clean up or any obligation under a permit, order or agreement or under any Laws), claim, action, proceeding, expense, cost (including, without limitation, any expense and cost incurred or associated with the investigation, handling, containment, characterization, disposal, treatment, stabilization and/or neutralization of Hazardous Substances, as well as the cost and expense of site management, preparing and finalizing remedial action plans and scopes of work, worker safety costs, security costs, attorneys fees and costs, consulting fees and costs, engineering fees and costs, contractor fees and costs, laboratory costs, financial assurance costs, and licensing, permitting and other similar costs and expenses), fee, tax, assessment, fine, or penalty, agency oversight damage, loss, financial assurance, whether incurred by a Party or claimed by any third party (including, without limitation, any Agency), arising out of or relating to any actual, alleged or threatened placement, presence, existence, discharge, release, emission, spill or past, present or future migration of Hazardous Substances at, under, above and/or emanating from the Real Property and/or the Tar Pits Property or any such placement, discharge, release, emission, spill or migration from a source other than the Real Property onto the Real Property and/or the Tar Pits Property, of any Hazardous Substances except for (i) the
                                                          ------ ---
Excluded Liabilities (as hereinafter defined) and (ii) any loss realized by Seller or an affiliate of Seller solely for diminution in value of the Real Property or the Adjacent Real Property resulting from Seller or any of its affiliates' inability to use the Real Property or the Adjacent Real Property for a desired purpose.

                10.3.2 Excluded Liabilities. As used herein, the term "Excluded
                       --------------------                            --------
Liabilities" shall mean: (a) any such liabilities and obligations arising from
-----------
or related to environmental conditions at the Real Property or the Adjacent Property (during the time it was owned by Seller) which were intentionally concealed from Buyer by Seller and of which Buyer had no knowledge prior to the Close of Escrow; (b) any liabilities and obligations for remediation of Hazardous Substances which were removed from the Real Property or the Adjacent Property and were disposed of off-site, including, without limitation, at landfills or other recycling or disposal facilities, prior to the Close of Escrow; (c) fines or penalties assessed against Seller for acts and omissions occurring prior to the Close of Escrow (provided, however, that Buyer does not
                                        -----------------
act so as to induce the imposition of such fines and penalties unless Buyer's acts were compelled by law and except to the extent such fines or penalties may be covered by the Insurance Policies); (d) damages and liabilities caused by Seller's breach of this Agreement or any Exhibits attached hereto and incorporated herein; (e) liabilities for personal injury, including death and disability, occurring prior to the Close of Escrow caused to employees, contractors, invitees or guests or any other persons at or from the Real Property or the Adjacent Property, other than those for which the Buyer or any of its affiliates is responsible under the Entry Permit, to the extent that such liabilities arise as a result of a failure of any contractor of Seller to maintain the insurance which such contractor was obligated to maintain pursuant to such contractor contract with Seller or to the extent that such liabilities are alleged by an employee or former employee of Seller; (f) any liabilities or obligations arising solely from the SAWPA Plume, the Ontario Litigation or the Mushegain Litigation, as those matters are described more fully in Exhibit O
                                                                   ---------
attached hereto; (g) any contractual liabilities of Seller other than those that may be specifically assumed by Buyer in this Agreement or any Exhibit hereto or (h) personal injury, including death and disability, occurring prior to the Close of Escrow caused to employees, contractors, invitees or guests or any other persons at or from the Real Property, other than those for which the Buyer or any of its affiliates is responsible under the Entry Permit, to the extent such injury is not related to Hazardous Substances conditions at the Real Property or the Adjacent Property.

           10.3.3 Remediation of Property.  Buyer shall assume, undertake,
                  -----------------------
satisfy, discharge and timely perform all Environmental Liabilities and Obligations whether existing or first occurring before, on or after the Close of Escrow and whether or not known or unknown as of the Close of Escrow. Without limiting the generality of the foregoing, the following rights, covenants and obligations shall govern the Parties following the Close of Escrow:

                     10.3.3.1 Corrective Action.  Buyer shall, at its sole risk
                              -----------------
and expense (subject to the provisions of Section 10.7 hereof), timely perform all Corrective Action (as hereinafter defined) for all Hazardous Substances present on, under or at or emanating from the Real Property and/or on, under or at or emanating from the Tar Pits Property (including ongoing continuing operations and maintenance obligations) or at any location to which the Hazardous Substances may have migrated from the Real Property and/or the Tar Pits Property. As used in this Section 10.3.3.1, "timely" means with such diligence and continuity as may be reasonably necessary to avoid a Buyer Default hereunder or a loss of coverage under the Insurance Policies. As used herein, "Corrective Action" means investigation, stabilization, response, monitoring,
 -----------------
operations, maintenance, active remediation, passive remediation and risk assessment or any combination thereof in such a manner as to achieve the remediation standards required by the rules, regulations, policies, agreements or orders as they may change from time to time (collectively, "Requirements") of
                                                               ------------
applicable Agencies or applicable Laws. Corrective Action shall expressly exclude any Corrective Action related to or arising from the Excluded Liabilities. Buyer's obligations under this Section 10.3.3.1 shall be limited to the performance of any Corrective Action necessary to meet the requirements of the Agency having jurisdiction over the Corrective Action or by applicable Laws; provided, however, that Seller shall pay for the incremental cost and expense of remediating the Tar Pits Property as provided in Section 10.7 hereof.

                     10.3.3.2 Seller's Non-Participation. Following the Close of
                              --------------------------
Escrow, Seller shall have no right to participate in the remediation of the Real Property by Buyer except (i) with respect to the Tar Pits Property, Seller shall be entitled to participate in any discussions regarding a remediation plan other than the immobilization and capping plan and shall pay for a portion of such remediation as provided in Section 10.7 below if no capping remedial action plan is permitted; or (ii) upon Buyer's Default (as hereinafter defined); or (iii) in connection with Seller's enforcement of the performance bond or the IT Contract in accordance with the terms hereof and thereof. Until (i) receipt of a NFA Letter, (ii) an Agency determination that an NFA Letter is not required for the Real Property and the Tar Pits Property or (iii) the condition is endorsed for clean up cost coverage under the Real Estate Environmental Insurance Policy referred to in Section 10.5.1.3, below, Buyer shall keep Seller reasonably informed of the progress of each Corrective Action (other than ongoing operations and maintenance) being performed or planned at the Real Property, the Tar Pits Property and any other remediation, by delivering written status reports to Seller at least once every two (2) months.

          10.3.4 Indemnification by Buyer.  Except only for the Excluded
                 ------------------------
Liabilities, Buyer agrees to assume, indemnify, hold harmless and defend Seller and its past, current and future affiliates, subsidiaries and each of their officers, directors, employees, agents and representatives (collectively, the "Seller Parties") from and against any and all Environmental Liabilities and Obligations, and from and against any and all liabilities, penalties, fines, suits, claims, demands, actions, losses, damages, expenses, investigation and remediation costs (including, but not limited to, laboratory, handling, transportation, containment, neutralization, disposal, capping and other similar costs), operation and maintenance costs, financial assurance costs (other than costs of Seller's existing financial assurances), Agency costs (including, but not limited to, permitting, licensing, hazardous waste taxes and oversight costs), causes of action, proceedings, judgments, executions and reasonable costs of any kind or nature whatsoever (including reasonable attorneys', consultants', engineers', experts' and contractors' fees) in connection with, arising out of or related to: (a) any Corrective Action (except to the extent arising out of Seller's failure to make any payments required of Seller pursuant to Section 10.7 hereof); (b) compliance or noncompliance with any Requirements;
(c) the existence of any threat to health, safety or the environment under any Laws, or the presence or alleged presence or release of any Hazardous Substances on, under, at or from the Real Property or the Tar Pits Property; (d) Buyer and ITG's compliance or non compliance with any Law; (e) the breach of this Agreement or any Exhibit attached hereto and incorporated herein by Buyer except for consequential damages incurred by Seller and arising out of such breach (as distinct from consequential damages incurred by third parties and recovered or recoverable from Seller which third party consequential damages shall be recoverable hereunder); (f) any breach of the IT Contract or the performance and completion bond, as defined in Section 10.4 below and (g) personal injury, including death and disability, occurring on or after the Close of Escrow caused to employees, contractors, invitees or guests or any other persons at or from the Real Property to the extent such injury is not related to Hazardous Substances conditions at the Real Property or the Adjacent Property; provided, however, that this subparagraph (g) of Section 10.3.2 shall not be deemed to limit Buyer's assumption and responsibility for any claims (whether arising prior to, as of or after the Close of Escrow) as provided in this Agreement or in any exhibit hereto related to Hazardous Substances conditions that were or are at or from the Real Property and/or the Adjacent Property. Any indemnification and defense to be provided pursuant to this Section 10.3.4 shall be conducted in accordance with the procedures set forth in Section 14, below.

          10.3.5 Seller's Responsibility.  Following the Close of Escrow,
                 -----------------------
Seller shall refrain from any communications or discussions with any Agency or any third party (other than communications or discussions relating to the Excluded Liabilities) and from taking any other action which could result in any Agency requesting or requiring Buyer or the owner of the Real Property, the Tar Pits Property or any Adjacent Property to take, perform or cease any activity on or with respect to such Real Property, the Tar Pits Property or Adjacent Property except communications (which shall be made jointly with Buyer) relating to remediation of the Tar Pits Property. Seller and Buyer shall give notice to DTSC and each other Agency with which Seller has been in communications within the past twelve (12) months regarding the Real Property, the Tar Pits Property and/or any Adjacent Property that further communications should be addressed to Buyer (although Seller may be copied on such notices), and shall so refer any such communications. Seller shall deliver any and all notices and correspondence received from any Agency to Buyer within five (5) business days after receipt thereof. Seller acknowledges that the covenants and agreements of Seller set forth herein are a material inducement to the agreements of Buyer set forth herein. The provisions of this Section 10.3.5 shall be suspended during any period in which Buyer is in Default (as hereinafter defined) or if Seller takes action to enforce the terms of the performance and completion bond or the IT Contract.

                    10.3.6  Indemnification by Seller. Seller agrees to
                            -------------------------
indemnify, hold harmless and defend Buyer and its members, affiliates and subsidiaries and each of their past, current and future officers, directors, employees, agents and representatives from and against any and all liabilities, penalties, fines, suits, claims, demands, actions, losses, damages, expenses, investigation and remediation costs (including, but not limited to, laboratory, handling, transportation, containment, neutralization, disposal, capping and other similar costs), operation and maintenance costs, financial assurance costs, Agency costs (including, but not limited to, permitting, licensing, hazardous waste taxes and oversight costs), causes of action, proceedings, judgments, executions and reasonable costs of any kind or nature whatsoever (including reasonable attorneys', consultants', engineers' and contractors' fees) in connection with arising out of or related to any Excluded Liabilities except for consequential damages incurred by Buyer arising out of Seller's breach of this Agreement or any Exhibit (as distinct from consequential damages incurred by third parties as a result of Seller's breach of this Agreement and recovered or recoverable from Buyer which third party consequential damages shall be recoverable hereunder). Any indemnification and defense to be provided pursuant to this Section 10.3.6 shall be conducted in accordance with the procedures set forth in Section 14, below.

                    10.3.7  Payment for Apollo Testing. Seller has performed
                            --------------------------
certain inspections of the Apollo Wood Recycling premises prior to the Contingency Date. Buyer shall reimburse Seller for $20,000 of such costs upon the Close of Escrow upon verification that not less than $40,000 was spent in performing such inspections and preparing reports concerning same. Nothing herein shall be deemed to excuse Apollo from any obligations it may have with respect to the Real Property.

               10.4  IT Contract. As an inducement to execute this Agreement,
                     -----------
Seller is relying upon, and hereby approves and consents to, Buyer's retention of ITG and LandBank, Inc., (each, a "Consultant") for the Corrective Action at
                                     ----------
or near the Real Property and/or the Tar Pits Property pursuant to a fixed-priced contract between Buyer and ITG and a remediation services agreement with LandBank, Inc. (the contracts, together with the lien and completion bond issued to secure performance thereof and the multiple obligee agreement, are collectively, the "IT Contract"), the forms of which shall be attached hereto as
                   -----------
Exhibit Q. Seller shall be an express third party beneficiary of the IT Contract
---------
and an obligee of the performance bond. Buyer shall have no obligation to obtain Seller's consent to any termination or amendment of the IT Contract after the Close of Escrow except for amendments relating to the Tar Pits Property. If Buyer terminates the IT Contract or modifies it to significantly reduce the scope of work to be performed by IT where such work is still required to be performed by any Agency, Buyer shall, within a reasonable period of time, enter into a contract providing for performance of the remaining Corrective Action or the Corrective Action no longer covered by the IT Contract but still required to be performed by any Agency. Seller shall be named as a third party beneficiary of such contract and, if a bond is provided under such contract, Seller shall be named as an additional obligee under such bond and be a party to a multiple obligee agreement. Buyer shall deliver to Seller copies of any such replacement contract and, if issued, such bond. Buyer shall also, at the request of Seller, make a representative reasonably available to consult with Seller with respect to such replacement contract, and, if, within a reasonable period of time prior to the date when such replacement contract is intended to be signed, Seller requests that such meeting be held prior to entry into the replacement contract, Buyer shall provide Seller with a copy of the draft contract and shall make itself reasonably available to consult with Seller prior to execution of the replacement contract. Buyer acknowledges that it does not have any current intention or expectation of terminating the IT Contract after the Close of Escrow.

               10.5 Required Insurance.
                    ------------------

                    10.5.1 Upon the Close of Escrow, Buyer shall obtain the following insurance policies in forms and with such named insureds and additional insureds as are agreed upon by the parties prior to the expiration of the Contingency Date (collectively, the "Insurance Policies"):
                                         ------------------

                         10.5.1.1  A Remediation Stop Loss Insurance Policy in
the form of Exhibit L;
            ---------

                         10.5.1.2  An Operations, Maintenance and Monitoring
Insurance Policy in the form of Exhibit G;
                                ---------

                         10.5.1.3  A Real Estate Environmental Liability
Insurance Policy in the form of Exhibit K.
                                ---------

                    10.5.2  Terms of Insurance.  Buyer shall pay the full policy
                            ------------------
premiums for each of the Insurance Policies and endorsements thereto at or prior to the Close of Escrow. Each of the Insurance Policies shall be placed through a carrier rated A.M. Best A+,VIII or better. Seller hereby approves the Zurich Entities.

                    10.5.3  Deductibles.  Buyer shall be solely responsible for
                            -----------
the payment of any deductibles and self insured retentions under the Insurance Policies.

                    10.5.4  Additional Coverage.  At its sole cost and expense,
                            -------------------
Seller may increase the liability limits under the Insurance Policies.

                    10.5.5  Amendments or Termination.  If the Zurich Entities
                            -------------------------
will not agree to prohibit termination of the Insurance Policies or amendments which materially reduce the term, coverage or liability limits thereunder without Seller's prior consent, Buyer agrees that it will not terminate the Insurance Policies or enter into any amendment of the Insurance Policies which will materially reduce the term, coverage or liability limits thereunder without Seller's prior consent.

               10.6  Other Assumed Obligations and Liabilities. In addition to
                     -----------------------------------------
the Environmental Liabilities and Obligations, pursuant to the Omnibus Assignment and

Assumption Agreement, Buyer shall assume and perform certain of Seller's obligations under the Material Agreements.

               10.7  Tar Pits Property. Seller is currently seeking to amend the
                     -----------------
current remedial action plan with the DTSC for the Tar Pits Property to an immobilization and capping remedial action plan as opposed to the current removal and disposal. In the event Seller elects, or an Agency requires, a removal and disposal strategy for the Tar Pits Property instead of an immobilization and capping strategy, Seller shall pay the incremental cost of the removal and disposal remediation alternative over the capping remediation alternative as such costs are incurred. Seller shall have the right to elect the removal and disposal strategy by giving written notice to Buyer at any time prior to the commencement of the immobilization and capping of the Tar Pits Property of its desire to cause a removal and disposal strategy for the Tar Pits Property. Buyer shall join with Seller in seeking DTSC approval for such an immobilization and capping remedial action plan. Buyer agrees that if a capping plan is approved by DTSC, Buyer will use reasonable efforts to complete such capping within eighteen (18) months after such plan is approved by DTSC or within such shorter time period as may be required by the DTSC.

               10.8  Deed Restriction. Buyer agrees that Seller's deed to Buyer
                     ----------------
and Buyer's deed to future owners of the Real Property shall contain the restriction set forth in Exhibit Y attached hereto.
                         ---------

               10.9  Default by Buyer. Buyer shall be deemed to have defaulted
                     ----------------
in its obligations (a "Default") and agreements set forth in Section 10.3.3.1
                       -------
hereof if all work included in the definition of Corrective Action has not been
                                                                       ---
completed on the Real Property and/or the Tar Pits Property and all of the
                                                            ---
following events occur:

                    a. An Agency seeks in a written notice to have Seller perform Corrective Action with respect to the Real Property or the Tar Pits Property; and

                    b. Seller gives Buyer written notice of the Agency's written notice or order; and

                    c. Buyer fails to respond to the Agency and timely commence taking the appropriate action or entering into good faith negotiations with such Agency; and

                    d. As a result of Buyer's failure to take appropriate action in response to such Agency notice, Agency performs Corrective Action and submits a claim or invoice against Seller for the cost of such performance; and

                    e. Buyer does not pay the costs described in clause (d) above within thirty (30) days after receipt of a demand from Seller hereunder or provide a bond or other security for such costs reasonably acceptable to Seller so that Seller is not obligated to pay such costs to the Agency.

               Notwithstanding the foregoing, if, after the occurrence of a. and
b. above, and despite Buyer's compliance with c., above, an Agency issues an order on Seller requiring Seller to perform Corrective Action, and the cost of performing or failure to perform such Corrective

Action (including, without limitation, fines, penalties and/or interest for failure to perform) will or may in the aggregate exceed $250,000 and, based on the opinion of a "big 5" or other nationally recognized accounting firm reasonably acceptable to Buyer, which firm is not then retained by Seller for audit purposes, Seller will be required to disclose such order in its SEC filings and reserve against the costs of performing or failing to perform such order, Buyer shall be in default hereunder if Buyer has not provided such surety or bonds as are necessary to avoid the reserve requirement of Seller on or before the date for Seller's SEC filing in which such order shall be disclosed and such reserve requirement will be satisfied.

          If a Default occurs as defined in this Section 10.9, then Seller shall have the right to take such steps as necessary to cure such default (including the right to enter onto the Real Property) and to recover from Buyer the costs reasonably expended by Seller to cure such default. In addition, Seller shall have the right to exercise and exercise all rights and remedies afforded to Seller under the CDC Guaranty in a similar manner and fashion against Buyer.

          10.10  CDC Guaranty. Certain of Buyer's obligations to make payments
                 ------------
for Corrective Action shall be secured by a guaranty (the "CDC Guaranty") from
                                                           ------------
CDC in the form to be attached as of Exhibit CC hereto.  Buyer and Seller
                                     ----------
acknowledge that CDC has required that its liability under the CDC Guaranty be subject to a cap in the amount of the self insured retention under the Remediation Stop Loss Insurance Policy and further acknowledge that they are discussing whether exceptions should be made to that cap, which exceptions must be reasonably agreed upon by the parties and approved by CDC in its sole discretion.

     11.  As-Is. EXCEPT AS EXPRESSLY SET FORTH TO THE CONTRARY HEREIN, THE
          -----
PROPERTY IS SOLD BY SELLER TO BUYER ON AN "AS-IS WHERE-IS" BASIS WITH NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, EITHER ORAL OR WRITTEN, MADE BY SELLER OR ANY AGENT OR REPRESENTATIVE OF SELLER WITH RESPECT TO THE PHYSICAL OR STRUCTURAL CONDITION OF THE PROPERTY OR WITH RESPECT TO THE EXISTENCE OR ABSENCE OF PETROLEUM, HAZARDOUS SUBSTANCES OR POLLUTION CONDITIONS AT, UNDER, ADJACENT TO AND/OR EMANATING TO OR FROM THE PROPERTY OR THE GROUND WATER THEREUNDER OR WITH RESPECT TO THE COMPLIANCE OF THE PROPERTY OR ITS OPERATION WITH ANY LAWS, ORDINANCES OR REGULATIONS OF ANY GOVERNMENT OR OTHER BODY, OR CONCERNING THE COST OR TIME NECESSARY TO COMPLETE THE CORRECTIVE ACTION. BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPLICITLY STATED IN THIS AGREEMENT, SELLER HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS, WARRANTIES, OR COVENANTS OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO THE HABITABILITY, TENANTABILITY OR SUITABILITY FOR COMMERCIAL PURPOSES, MERCHANTABILITY, OR FITNESS OF THE PROPERTY FOR A PARTICULAR PURPOSE, ALL OF WHICH WARRANTIES SELLER HEREBY EXPRESSLY DISCLAIMS. BUYER EXPRESSLY ASSUMES AT CLOSING ALL ENVIRONMENTAL LIABILITIES AND OBLIGATIONS (SUBJECT TO THE PROVISIONS OF SECTIONS 10.3.6 AND 10.7 HEREOF AND THE OMNIBUS ASSIGNMENT AND ASSUMPTION AGREEMENT) WITH RESPECT TO THE PROPERTY AND THE TAR PITS PROPERTY AND BUYER ON ITS OWN BEHALF AND ON BEHALF OF ITS DIRECT

AND INDIRECT SUCCESSORS, ASSIGNS AND TRANSFEREES OF ALL OR ANY PORTION OF THE PROPERTY, RELEASES THE SELLER PARTIES FROM THE SAME, WHETHER SUCH LIABILITY IS IMPOSED BY STATUTE, REGULATION, DERIVED FROM COMMON LAW, OR BY CONTRACT, INCLUDING, BUT NOT LIMITED TO LIABILITIES ARISING UNDER ANY ENVIRONMENTAL LAWS.

          WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THIS RELEASE EXTENDS TO ANY AND ALL CLAIMS, CAUSES OF ACTION, RIGHTS, LIABILITIES AND REMEDIES UNDER, BASED UPON OR PURSUANT TO THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OF 1980, 42 U.S.C. (S) 9601 et seq. ("CERCLA"), AS AMENDED BY THE SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT OF 1986 (42 U.S.C. (S) 9613), AS THE SAME MAY BE FURTHER AMENDED, ENACTED OR REPLACED BY ANY SIMILAR OR COMPARABLE STATE, FEDERAL OR LOCAL LAW, RULE OR REGULATION.

          BUYER HEREBY ACKNOWLEDGES THAT IT HAS READ AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542 ("SECTION 1542") WHICH IS SET
                                                   ------------
FORTH BELOW:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          BY INITIALING BELOW, BUYER HEREBY WAIVES THE PROVISIONS OF SECTION 1542 SOLELY IN CONNECTION WITH THE MATTERS WHICH ARE THE SUBJECT OF THE FOREGOING WAIVERS AND RELEASES EXCEPT THAT BUYER DOES NOT WAIVE THE PROVISIONS
                                                      ---
OF SECTION 1542 WITH RESPECT TO ANY EXCLUDED LIABILITIES.



               CAM                                     RES
             ----------------               -----------------
             Buyer's Initials               Seller's Initials

     12.  Obligations Retained by Seller. Without limiting Seller's obligations
          ------------------------------
with respect to the Excluded Liabilities in Article 10 hereof, Seller shall also retain the following obligations following the Close of Escrow:

          12.1 Employees of Seller. Seller shall retain all obligations relating
               -------------------
to its existing or past employee relationships. Buyer shall have no obligation to offer employment to, employ, or compensate the employees of Seller who currently perform duties at or concerning the Real Property, and all notifications to federal, state, or local governments concerning the effects of the sale of the Real Property upon employees shall be the responsibility of Seller.

          12.2 Litigation Matters.  Seller shall defend itself and the Real
               ------------------
Property and, if required, Buyer or its successors and assigns, against any claims or causes of action raised with respect to the SAWPA Plume, the Ontario Litigation and/or the Mushegian Litigation, as each is more fully described in Exhibit O attached hereto. In the
                                               ---------
event that such claims or causes of action are coupled with unrelated claims or causes of action against Buyer, then Buyer shall have the right (a) to be represented by the same counsel as Seller and to participate in the defense of such claims or causes of action, in which case Buyer shall pay a reasonably prorated portion of the defense costs; or (b) to defend itself against such unrelated claims or causes of action, in which case Buyer shall engage separate counsel for such purpose and shall pay all costs and expenses of such separate counsel.

     13.  Casualty and Condemnation. Casualty and condemnation occurrences prior
          -------------------------
to the Close of Escrow will have the following results:

          13.1  Casualty. If, prior to the Close of Escrow, all or any portion
                --------
of the Improvements on the Land are damaged or destroyed by an insured event, Buyer shall purchase the Property without any reduction in the Purchase Price on account of any diminishment of value resulting from such damage or destruction. If, prior to the Close of Escrow, all or any portion of the Improvements on the Land are damaged or destroyed by an uninsured event, Buyer shall have the right
(a) to purchase the Real Property without any reduction in the Purchase Price on account of any diminishment of value resulting from such damage or destruction, or (b) to terminate this Agreement. Buyer shall make such election by delivering written notice to Seller within ten (10) business days after receiving written notice of such damage or destruction. Buyer's failure to deliver notice of its election within such ten (10) day period shall constitute Buyer's election of alternative described in clause (b) hereof. In the event Buyer cannot or does not terminate the Agreement pursuant to this Section 13.1, Buyer shall be entitled at the Close of Escrow to an assignment by Seller to Buyer of Seller's right, title and interest in and to any insurance proceeds arising out of such damage or destruction.

          13.2 Condemnation. If, prior to the Close of Escrow, all or any
               ------------
material portion of the Real Property is taken or proposed to be taken by eminent domain, Buyer shall have the right (a) to purchase the Real Property which has not been condemned without any reduction in the Purchase Price on account of any diminishment of value resulting from such taking, or (b) to terminate this Agreement. For purposes of this Agreement, a "material" portion of the Real Property shall be deemed to be taken or proposed to be taken if it would cost in excess of Two Hundred Fifty Thousand Dollars ($250,000) to repair or replace the remaining portion of the Real Property. In the event Buyer elects not to terminate this Agreement pursuant to this Section 13.2, or in the event that a non-material portion of the Real Property is taken or proposed to be taken by eminent domain, then this Agreement shall remain in full force and effect and Buyer shall be entitled at the Close of Escrow to an assignment of any condemnation awards arising out of such taking. Prior to the Closing Date, Buyer and Seller shall jointly prosecute, at Buyer's expense, any claim for an award with respect to a taking of the Real Property, which claim shall not be compromised or settled without Buyer's consent.

          13.3 Early Termination. Upon any termination of this Agreement
               -----------------
pursuant to this Article 13, Buyer shall promptly be refunded the entire Deposit and any interest accrued thereon (less all Title Company and Escrow cancellation fees), and the Parties shall have no other rights or obligations under this Agreement, except that Buyer's obligations under the Entry

Permit and Buyer's and Seller's obligations under Sections 15.2, 15.9 and 15.16 of this Agreement shall survive the termination of this Agreement.

     14.  Indemnification Procedures.
          --------------------------

          14.1  Notice of Claim. With respect to any request for indemnification
                ---------------
made under this Agreement, any Exhibit hereto including, without limitation, the Omnibus Assignment and Assumption Agreement, the Indemnitee shall give the Indemnitor written notice thereof (together with a copy of any claim, process or other legal pleading) promptly after becoming aware of such claim; provided,
                                                                   --------
however, that the failure of any Indemnitee to give notice as provided in this
-------
Agreement or any Exhibit hereto shall not relieve any Indemnitor of its indemnification obligations except to the extent that such Indemnitor is actually prejudiced by such failure to give notice. Such notice shall describe such claim in reasonable detail. Nothing in this Section 14.1 shall be deemed to prevent a Party from making a claim under any available insurance policy, in addition to pursuing indemnifications under this Agreement or any Exhibit hereto.

          14.2  Defense of Claim.  An Indemnitor, at such Indemnitor's own
                ----------------
expense and through counsel chosen by such Indemnitor (which counsel shall be reasonably acceptable to the Indemnitee), may, but shall have no obligation to, elect to defend any claim. If an Indemnitor elects to defend a claim, then, within ten (10) business days after receiving notice of such claim (or sooner, if the nature of such claim so requires), such Indemnitor shall notify the Indemnitee of its intent to do so, and such Indemnitee shall cooperate in the defense of such claim (and pending such notice and assumption of defense, an Indemnitee may take such steps to defend against such claim as, in such Indemnitee's good faith judgment, are appropriate to protect its interests). Such Indemnitor shall pay such Indemnitee's reasonable out-of-pocket expenses incurred in connection with such cooperation. Such Indemnitor shall keep the Indemnitee reasonably informed as to the status of the defense of such claim. After notice from an Indemnitor to an Indemnitee of its election to assume the defense of a claim, such Indemnitor shall not be liable to such Indemnitee for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than those expenses referred to in the preceding sentence; provided, however, that such Indemnitee shall have the right
                    --------  -------
to employ one law firm as counsel, together with a separate local law firm in each applicable jurisdiction (if necessary) ("Separate Counsel"), to represent
                                              ----------------
such Indemnitee in any action or group of related actions (which firm or firms shall be reasonably acceptable to the Indemnitor) if, in such Indemnitee's reasonable judgment at any time, either a conflict of interest between such Indemnitee and such Indemnitor exists in respect of such claim, or there may be defenses available to such Indemnitee which are different from or in addition to those available to such Indemnitor and the representation of both parties by the same counsel would be inappropriate, and in that event: (a) the reasonable fees and expenses of such Separate Counsel shall be paid by such Indemnitor (it being understood, however, that the Indemnitor shall not be liable for the expenses of more than one Separate Counsel (excluding local counsel) with respect to any claim (even if against multiple Indemnitees)); and (b) each of such Indemnitor and such Indemnitee shall have the right to conduct its own defense in respect of such claim. If any Indemnitor elects not to defend against a claim, or fails to notify an Indemnitee of its election as provided in this Section 14.2 within the period of ten (10) business days described above, the Indemnitee may defend, compromise and settle such claim and shall be entitled to indemnification hereunder (to the extent permitted by this Agreement). Notwithstanding the foregoing, the Indemnitor shall not, without the prior written consent of the Indemnitee (which consent shall not be unreasonably withheld, conditioned or delayed), settle or compromise any claim or consent to the entry of any judgment unless (x) there is no finding or admission of any violation of law or any violation of the rights of any person and no effect on any other claims that may be made against the Indemnitee and (y) the sole relief provided is monetary damages that are paid in full by the Indemnitor.

     15.  Miscellaneous.
          -------------

          15.1  Entire Agreement; Modification. This Agreement constitutes the
                ------------------------------
entire Agreement between the Parties hereto pertaining to the subject matter hereof and supersedes all prior negotiations, agreements and understandings of the Parties with respect to the subject matter hereof. All exhibits referred to in this Agreement are attached and incorporated by this reference. This Agreement may not be amended or otherwise changed except by a writing executed by both Parties.

          15.2  Confidentiality.  Until the Close of Escrow, Buyer agrees that
                ---------------
the terms and conditions of this Agreement and any information concerning the Property obtained either from Seller or through other third parties shall be used solely for the purpose of evaluating the Property. Unless and until Buyer has completed the acquisition of the Real Property, such information shall be kept confidential by Buyer and its advisors, except as necessary to develop, sell and finance the Real Property and to perform its obligations pursuant to this Agreement or as required by the rules of Securities Exchange Commission. Seller understands that Buyer may need to disclose the such information or portions thereof to those of Buyer's directors, officers, employees, agents, advisors, attorneys, accountants, consultants, lenders, investment bankers, investment partners and financial advisors (collectively, "Representatives") who
                                                           ---------------
need to know such information for the purpose of evaluating or financing Buyer's acquisition of the Property or in connection with obtaining the Insurance Policies, and also to developers in connection with Buyer's evaluation of the feasibility of Buyer's proposed development of the Real Property. Prior to any such disclosure, however, Buyer shall inform such Representatives and developers of the confidential nature of such information, and such Representatives of Buyer and developers shall agree to be bound by this statement of confidentiality and not to disclose such information to any other person. Buyer has also agreed to be responsible for any breach of this statement of confidentiality by Buyer or its Representatives. In the event that Buyer or any of its Representatives become legally compelled to disclose any of such information, Buyer and its Representatives shall provide Seller with prompt prior written notice of such requirements so that Seller may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this statement of confidentiality. In the event that Buyer fails to complete the acquisition of the Property, Buyer and its Representatives will promptly return to Seller all of such written information which has been provided to Buyer and its Representatives will destroy all copies of any analysis, compilations, studies or other documents prepared by Buyer or for its use containing or reflecting any such information. Buyer acknowledges that Seller is a publicly traded company and is required to publicly disclose certain material information.

          15.3  Further Assurances. Each Party hereto shall from and after the
                ------------------
date hereof execute and acknowledge and deliver such further instruments and perform such additional acts as any other Party may reasonably request to effectuate the intent of this Agreement; provided, however, that no such request may require any Party to make
           --------  -------
any material expenditure.


          15.4  Notices. Any notices, demands or other communications required
                -------
or permitted to be given by any provision of this Agreement or which any Party may desire to give the other shall be given in writing, delivered personally or sent by certified mail, postage pre-paid, facsimile, or by Federal Express or similar generally recognized delivery service regularly providing proof of delivery, addressed to a Party or Escrow Holder, at the addresses set forth below, or to such other address as said Party or Escrow Holder may hereafter or from time to time designate by written notice to the other Party and Escrow Holder.

     To Seller:                              With a copy to:
     ---------                               --------------

     Kaiser Ventures Inc.                    Kaiser Ventures Inc.
     Kaiser Steel Land Development Inc.      Kaiser Steel Land Development Inc.
     3633 Inland Empire Blvd.                3633 Inland Empire Blvd.
     Suite 850                               Suite 850
     Ontario, CA 91764                       Ontario, CA 91764
     Attn.: Richard Stoddard                 Attn.: Terry Cook
     Telephone: (909) 483-8508               Telephone: (909) 483-8511
     Telecopier: (909) 944-6605              Telecopier: (909) 944-6605



     To Buyer:                               With a copy to:
     --------                                --------------

     CCG Ontario, LLC                        Catellus Development Corporation
     c/o Catellus Development Corporation    201 Mission Street, 2/nd/ Floor
     3990 Westerly Place, Suite 200          San Francisco, CA 94105
     Newport Beach, CA 92660                 Attn: Kathleen Smalley, Esq.
     Attn: Charles McPhee                    Telephone: (415) 974-4667
     Telephone: (949) 251-2367               Telecopier: (415) 974-4613
     Telecopier: (949) 442-1409




     And to                                  O'Melveny & Myers LLP
     ------
                                             400 South Hope Street, 15/th/ Floor
                                             Los Angeles, CA 90071
                                             Attention: Ann C. Menard, Esq.
                                             Telephone: (213) 430-6480
                                             Telecopier: (213) 430-6407

     To Escrow Holder:
     ----------------

     Chicago Title Company
     560 East Hospitality Lane
     San Bernardino, CA 92408
     Attn.: Kathy Benson
     Telephone: (909) 884-0448
     Telecopier: (909) 384-7855

          A copy of any notice, demand or other communication given to or by Escrow Holder by or to either Party shall be given to the other Party at the same time. Notice by United States Postal Service or delivery service as provided herein shall be considered given on the earlier of the date on which said notice is actually received by the Party to whom such notice is addressed, or as of the date of delivery, whether accepted or refused, established by the United States Postal service return receipt or such overnight carrier's proof of delivery, as the case may be. Any such notice given by facsimile shall be deemed given upon receipt of the same by the Party to which it is addressed, provided that such facsimile was received between the hours of 8:00 a.m. and 5:00 p.m. local time of the recipient of the facsimile on a business day. Receipt of a facsimile at any other time will be deemed received on the next business day.

          15.5  Computation of Time. All references to a period of "days" shall
                -------------------
mean calendar days unless otherwise specifically set forth herein. If the last day for any period or any date pursuant to this Agreement is a weekend or holiday, such last day or date shall automatically be deemed to be the next succeeding business day. A day shall be construed to be a business day if banks are open for business on that day in the county in which the Real Property is located.

          15.6  Counterparts. This Agreement may be executed in one or more
                ------------
counterparts, and bear the signature of each Party on a separate counterpart, each of which when so executed and delivered shall be deemed an original but all of which taken together shall constitute but one and the same instrument.

          15.7  Time of the Essence.  Seller and Buyer hereby acknowledge and
                -------------------
agree that time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof and that failure to timely perform any of the terms, conditions, obligations or provisions hereof by either Party shall constitute a material breach of and a non-curable (but waivable) default under this Agreement by the Party so failing to perform.

          15.8  Binding Effect; Assignment. This Agreement shall be binding upon
                --------------------------
and inure to the benefit of Seller and Buyer and their respective successors and permitted assigns. Buyer may assign its rights and obligations under this Agreement with Seller's prior written consent, which shall not be unreasonably withheld. No assignment of any rights or obligations hereunder shall be deemed to release any party hereto from its obligations hereunder unless the non-assigning party expressly agrees to such release.

          15.9  Enforcement Costs.  Should either Party institute any action or
                -----------------
proceeding to enforce any provision of this Agreement, or for damages by reason of an alleged breach of any provision of this Agreement, or for a declaration of rights hereunder, the prevailing Party in such action, on trial or appeal, shall be entitled to receive from the other Party all costs and expenses of such action or proceeding, including reasonable attorneys', consultants', experts' and engineers' fees incurred by the prevailing Party in connection with such action or proceeding. Such costs and expenses shall include, without limitation, attorneys', consultants' and engineers' fees, costs and expenses incurred in trial, on appeal and in post-judgment motions, garnishment, levy and debtor and third party examinations, discovery, and bankruptcy proceedings.

          15.10  Waivers. No Party shall be deemed to have waived any right
                 -------
which such Party has under this Agreement, unless this Agreement expressly provides a period of time within which such right may be exercised and such period has expired, or unless such Party has expressly waived the same in writing or unless this Agreement specifies that a waiver shall be deemed to have occurred. Except as otherwise provided herein, the waiver by either Party of a right, claim or default by the other Party hereunder shall not be deemed to be a waiver of any other right, claim or default, or any subsequent default of the same kind. No waiver of a condition shall limit either Party's liability for a breach of this Agreement.

          15.11  No Third Party Beneficiary. Except as otherwise expressly set
                 --------------------------
forth herein, no term or provision of this Agreement or the exhibits hereto is intended to or shall be for the benefit of any person or entity not a party hereto, and no such other person or entity shall have any right or cause of action hereunder, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any Party to this Agreement.

          15.12  Governing Law.  The Parties hereto expressly agree that this
                 -------------
Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of California without the application of its choice of law rules.

          15.13  Construction.  Headings at the beginning of each paragraph and
                 ------------
subparagraph are solely for the convenience of the Parties and are not a part of the Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Agreement shall not be construed as if it had been prepared by one of the Parties, but rather as if both Parties had prepared the same. Unless otherwise indicated, all references to paragraphs and subparagraphs are to this Agreement. All exhibits referred to in this Agreement are attached and incorporated by this reference. In the event the date on which Buyer or Seller is required to take any action under the terms of this Agreement is not a business day, the action shall be taken on the next succeeding business day.

          15.14  Partial Invalidity.  If any term or provision of this Agreement
                 ------------------
or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by Law.

          15.15  Cumulative Remedies.  No remedy conferred upon a Party in this
                 -------------------
Agreement is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute (except as otherwise expressly herein provided).

          15.16  Indemnity.  Buyer shall indemnify, defend and hold Seller
                 ---------
harmless from and against any losses, damages, costs and expenses (including, but not limited to, attorneys' fees and costs) incurred by Seller by reason of any breach or inaccuracy of Buyer's representations set forth in Section 8.3. Seller shall indemnify, defend and hold Buyer harmless from and against any losses, damages, costs and expenses (including, but not limited to, attorneys' fees and costs) incurred by Buyer by reason of any breach or inaccuracy of Seller's representations set forth in Section 7.4 or as a result of any commission claimed as a result of Seller's acts by EYKL for any matter or by any other broker described in Exhibit T attached hereto for matters other than those described in Exhibit T. The provisions of this Section 15.16 shall survive the Close of Escrow and the recordation of the Deed for a period of thirty-six (36) months, and any action under this Section 15.16 must be filed and served within thirty-nine (39) months from the date of recordation of the Deed.

          15.17  Pre-Closing Conveyance.  Prior to the Close of Escrow, Kaiser
                 ----------------------
Steel Land Development shall be entitled to convey its interest in the Real Property by grant deed to Kaiser Ventures, Inc. in which event the Grant Deed required hereunder shall be delivered solely by Kaiser Ventures, Inc.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the dates written below.

SELLER:                                 KAISER VENTURES INC.,
------
                                        a Delaware corporation



Date Executed: July 13, 2000            By: /s/ Richard E. Stoddard
               ---------------------        -------------------------------
                                          Its: Chairman & CEO
                                               ----------------------------



                                        KAISER STEEL LAND DEVELOPMENT INC.,
                                        a Delaware Corporation


Date Executed:  July 13, 2000           By: /s/ Lee R. Redmond
                --------------------        -------------------------------
                                          Its: Vice President
                                               ----------------------------


Buyer:                                  CCG ONTARIO, LLC,
-----
                                        a Delaware limited liability company

                                        By: Catellus Commercial Group, LLC
                                            a Delaware limited liability company
                                            Its sole member

                                            By: /s/ Charles A. McPhee
                                                ----------------------------
                                              Its: Senior Vice President



Date Executed: July 13, 2000
               ---------------------

RECEIVED AND ACCEPTED THIS _____ DAY OF _______________, 2000.

CHICAGO TITLE INSURANCE
COMPANY, AS ESCROW HOLDER


By: _________________________________
  Its: ______________________________

                      Exhibits Available Upon the Written
                      ===================================

                                 Request of the
                                 ==============

                       Securities and Exchange Commission
                       ==================================